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                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                                ================
                                     ANNUAL
                                ================
                                 MARCH 31, 2000
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                                 TWEEDY, BROWNE
                               AMERICAN VALUE FUND
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                            TWEEDY, BROWNE FUND INC.

Investment Adviser's Report ............................................    1
Tweedy, Browne Global Value Fund:
   Portfolio Highlights ................................................   18
   Perspective On Assessing Investment Results .........................   19
   Portfolio of Investments ............................................   21
   Schedule of Forward Exchange Contracts ..............................   30
   Statement of Assets and Liabilities .................................   35
   Statement of Operations .............................................   36
   Statements of Changes in Net Assets .................................   37
   Financial Highlights ................................................   38
   Notes to Financial Statements .......................................   39
      Investment in the Fund by the Investment Adviser
         and Related Parties ...........................................   43
   Report of Ernst & Young LLP, Independent Auditors ...................   46
   Tax Information (unaudited) .........................................   47

Tweedy, Browne American Value Fund:
   Portfolio Highlights ................................................   48
   Perspective On Assessing Investment Results .........................   49
   Portfolio of Investments ............................................   51
   Schedule of Forward Exchange Contracts ..............................   57
   Statement of Assets and Liabilities .................................   59
   Statement of Operations .............................................   60
   Statements of Changes in Net Assets .................................   61
   Financial Highlights ................................................   62
   Notes to Financial Statements .......................................   63
      Investment in the Fund by the Investment Adviser
         and Related Parties ...........................................   67
   Report of Ernst & Young LLP, Independent Auditors ...................   70
   Tax Information (unaudited) .........................................   71

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     This report is for the information of the  shareholders  of Tweedy,  Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

TWEEDY, BROWNE FUND INC.
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  INVESTMENT ADVISER'S REPORT
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                                 [Photo omitted]
            Chris Browne, John Spears and Will Browne (seated L to R)
                  Bob Wyckoff and Tom Shrager (back row L to R)

To Our Shareholders:

      We are pleased to present the annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the year ended March 31, 2000. Investment results* for various periods ending March 31, 2000 are presented in the table below.

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                                                       MORNINGSTAR  MORNINGSTAR
                                                          WORLD       FOREIGN
                  TWEEDY, BROWNE       MSCI EAFE(1)    STOCK FUNDS  STOCK FUNDS
                   GLOBAL VALUE    US $        HEDGED    AVERAGE (2) AVERAGE (3)
--------------------------------------------------------------------------------
1 Year                21.68%       25.09%      30.84%     42.89%      44.59%
--------------------------------------------------------------------------------
3 Years               18.61        16.31       20.83      21.79       18.45
--------------------------------------------------------------------------------
5 Years               19.63        12.39       20.36      19.43       15.54
--------------------------------------------------------------------------------
Since Inception (7)   16.73        11.34       14.56      16.28       14.18
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                                                                    MORNINGSTAR
                                                       RUSSELL        MID-CAP
                  TWEEDY, BROWNE        S&P            MID-CAP       VALUE FUNDS
                  AMERICAN VALUE        500(4)         VALUE(5)       AVERAGE(6)
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1 Year                 1.24%            17.93%           4.14%          11.14%
--------------------------------------------------------------------------------
3 Years               13.53             27.40           11.89           11.27
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5 Years               18.34             26.75           16.01           14.65
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Since Inception (7)   15.63             22.83           14.34           13.23
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See page 17 for footnotes 1 through 7, which  describe the indices and inception dates of the Funds.
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* Past  performance is not a guarantee of future  results,  and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.


      To say it has been a difficult period for value stocks in the United States is an understatement. While value fared better internationally, domestically the performance difference between value and growth was one of the greatest in many years. It is old news to anyone who has invested in the stock market or in mutual funds that technology was the place to be over the last twelve months. While we do not have the same statistics for the twelve months ended March 31, 2000, in the calendar year 1999 a mere 6% of the stocks in the Standard & Poor's 500 Index accounted for all of its 21.1% gain according to a study by Morgan Stanley Dean Witter. A different article by Terrence Odean and Brad Barber, which appeared in the May 2000 issue of BLOOMBERG PERSONAL FINANCE, states that eight stocks, or less than 2% of the 500 stocks in the S&P 500, accounted for half of the 21.1% gain in 1999. By comparison, of the 1,779 stocks listed on The New York Stock Exchange, more than 60% experienced declines in 1999, and the median performance for all NYSE-listed stocks was a decline of 11%.

      So, fine. Most stocks declined last year, but some had spectacular gains. If some money managers owned those winning stocks, why didn't we? Or as one of our shareholders wrote, "I mean, my God, how long are you gonna stand around passively waiting for a rotation back to orthodox value stocks?...I'm not asking you to abandon your principles, just a slight adjustment to recognize that new industries are arising around you while you do the investment equivalent of waiting for Elvis to return". Well, actually, the writer of this letter was asking us to abandon our principles. He made five suggestions of value stocks in the technology category. We looked them up. The price/earnings ratios were all north of 90 times or more than 3X the P/E ratio of the S&P 500.

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      In our opinion,  there is more speculation  going on now than at any other time in our careers. And this speculation is not confined to individual day traders transmitting orders through Internet brokers. The average annual portfolio turnover rate of mutual funds now exceeds 100%. As John C. Bogle, founder and senior chairman of the Vanguard Group, said in THE WALL STREET
JOURNAL  editorial  WALL  STREET  CASINO,   "Once   characterized  as  long-term
investors, most mutual fund managers can now be fairly described as short-term speculators". Little else in our opinion can explain most prices of the "new economy" stocks. In the case of last year's best performing stocks, all too often there has been a disconnect between price and value received. New models have been created to explain or justify the valuations of far too many companies. More than likely, momentum has been the driving force of these stocks' ascendency to a far greater extent than an improvement in their financial prospects. People mindlessly buy what is going up and sell what is going down until the price/value model becomes grossly out of whack at both ends of the spectrum. We cannot imagine that the concept of "risk" is given much, if any, consideration by these investors.

      Some of the managing directors of Tweedy, Browne sit on the investment boards of several not-for-profit organizations for which Tweedy, Browne is NOT an investment advisor. One such organization traditionally has had a value bias in the selection of its money managers although it does employ several value managers who buy growth stocks or what could be described as "better businesses". (We also buy stocks that fit this description.) However, this is not where the gains were made last year. At a recent meeting of this organization's investment board, it was suggested that perhaps the committee should consider hiring a growth manager. When one of us reminded the committee that they already did employ several growth stock managers, the response was that all the organization's managers adhered to approaches where there was a connection between price and underlying value, whether it be traditional low P/E stocks or better businesses, so-called "growth at a reasonable price". It was suggested that what the organization needed was a money manager who was willing to buy stocks where there was no connection between price and value acquired, the so-called "new paradigm" stocks. While this may have been a profitable way to buy stocks (we hesitate to use the word "invest") last year, the risk of buying stocks in companies that have little or no revenues, unproven business plans and no prospects for profits in the next three-to-five years AFTER they have risen between three and tenfold or more from their initial offering prices does not strike us as prudent.

      We do not think we have spent the last year and a half with our heads stuck in the sand waiting "for the return of Elvis." However, we have resisted

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                                        3

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the temptation to invest your money and ours in  enterprises we consider  highly speculative because we have seen the disastrous results that ultimately ensue. Last year, the action was in Internet retailers, companies who sell merchandise online, and in companies that make the hardware and software these Internet
retailers   need  in  order  to  be  in   business,   the   so-called   Internet
infrastructure. Internet retailing is a fast growing business. According to the Wharton Forum on Electronic Commerce, a collaboration between the Wharton School of the University of Pennsylvania and business, Internet retail sales in 1999 were just under $30 billion and are projected to grow to $133 billion by 2004. While that is a lot of sales, it is still less than Walmart alone, which had sales of $165 billion in 1999. Even though total online retail spending is increasing, the Wharton Forum, which has the richest database on Internet consumer spending behavior, found that per capita spending actually declined in 1999. Moreover, about 15% of online shoppers who bought something in 1997 did not buy anything online in 1998. These two facts are contrary to the assumptions of many economic forecasts of online spending, which assume linear increases in per-capita spending.

      However, the biggest problem confronting online retailers is their inability to make any money. Out of 52 companies analyzed by the Welling@Weeden newsletter last December, only three were profitable. As of December 2, 1999, when the article was written, eToys stock was selling for $53.80, giving the entire company a market capitalization of $6.4 billion. The company's operating loss as a percent of revenue was 1,308%, or put another way, they lost thirteen times as much money as they took in. As of mid-April, the stock is languishing around $6 per share for a decline of nearly 89%.

      In a recent issue of BUSINESS WEEK magazine, an article examined online pet supply companies. In an effort to draw in customers, several if not all of the competitors in this category sell Purina Puppy Chow below cost. Pet food is a low profit margin item, but pet stores make it up on the dog bones, collars and other paraphernalia customers must walk past as they go to the back of the store where the dog food is kept. The typical model for a pet store is to put the food in back so the customers must pass by all the other items they might buy. The online retailer is having a problem figuring out how to have the customer pass by all the other items on the way to the dog food and on their way to profitability.

      The losses that online retailers are incurring are justified by the stock market on the theory that these companies must establish a brand name, and that, once established, they can cut back on their marketing expenses and let the profits roll in. However, if you are selling the product for less than it costs you, reducing marketing expense to zero will still not result in

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                                        4

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a profit.  As of  December  2, 1999,  the 52  companies  in the Welling @ Weeden newsletter had a combined market capitalization of $360 billion and a combined operating LOSS of $123 million. Walmart has sales equal to 5.5 times the Wharton Forum's estimate of total online sales and operating income of $8.3 billion in its latest fiscal year. However, its market capitalization at $240 billion is only two-thirds that of the unprofitable group of 52 online retailers.

      Most Internet companies are cash flow negative, a condition even the least sophisticated among us knows cannot go on forever. An article in the March 20, 2000 issue of BARRON'S, BURNING UP, WARNING: INTERNET COMPANIES ARE RUNNING OUT OF CASH-FAST, reported on a study of more than 200 Internet companies, which estimated at current sales and operating loss rates how long it would be before they run out of money. A surprising 51 companies are projected to run out of money in twelve months. When the enthusiasm for Internet stocks was at its peak, this was not a problem. The companies would simply sell more stock to the public and keep on funding losses. However, the door to selling more shares to the public seems to be closing for a number of Internet companies, which means they will either have to merge with more solvent competitors or go out of business. For those companies who can still go to the public well for financing, an increasing number of shares sold to the public does not bring cash to the companies. It does, however, put cash in the pockets of the insiders, founders and venture capital investors in what BARRON'S describes as a somewhat cynical equivalent of throwing women and children out of the lifeboats to make room for the crew.

      In the May 1, 2000 issue of NEW YORK MAGAZINE, two articles describe the fall of dot-com stocks, which began in earnest this year. In DOT-COM BOMB, Michael Wolff attributes the plunge in e-tailing stocks to the same Barron's article mentioned above, which was the new paradigm equivalent of saying "The emperor is wearing no clothes". In another article, BUBBLE TROUBLE by James Cramer, the author debunks the Wall Street myth that what we have seen is a "correction" in the price of dot-com stocks. He makes the case that what has occurred is not a correction, but a crash in many dot-com issues. He writes,

      LOOK AT THESE DECLINES FROM PEAK TO TROUGH: VENTRO, FROM $243 TO $21, DOWN 91 PERCENT; E.PIPHANY, FROM $325 TO $43, DOWN 87 PERCENT; WEBMETHODS, FROM $336 TO $45, DOWN 87 PERCENT; LIBERATE, FROM $149 TO $21, DOWN 86 PERCENT; KANA, FROM $176 TO $26, AND DIGITAL ISLAND, FROM $157 TO $24, BOTH DOWN 85 PERCENT. AND YOU CALL THAT A CORRECTION? DO WE HAVE TO WAIT FOR STOCKS TO GO BELOW ZERO TO MERIT THE CRASH RUBRIC? WHAT ELSE DOES A CRASH LOOK LIKE?

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                                        5

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      Many of these stocks now trade below their initial  public  offering price
(IPO) and have experienced rocket-like rises and meteoric declines. Others are still above their IPO levels, but one has to wonder who made money in these stocks. If you were not fortunate to be allocated some stock at the IPO price, and only a few favorite clients were, you had to buy in after the stock opened. Many times the stock opened at a multiple of its IPO price. James Cramer saw this first hand. A co-founder of The Street.Com, he saw the company brought public at $19.50 per share in May of 1999. The shares immediately began trading above $60, reached an intra-day high of $71 and now trade between $6 and $7. Cramer goes on to warn that these stocks may not be bargains even after declines of 80% and 90% because they are running out of cash and may not have access to more. As Cramer writes, "...the crash you heard last week was all the doors slamming shut on any more financing."(The full text of these articles is available on NEW YORK MAGAZINE'S website, www.NYMAG.com.)

      We have no doubt that online retailing is here to stay. However, we also think online retailing will become just another avenue of distribution but may not be the dominant one. Online retailing is not unlike catalogue shopping or ordering over an 800 number, neither of which to date has replaced the shopping mall. Human beings are for the most part social animals. They enjoy going shopping, touching and feeling the merchandise and seeing the other people in the mall. In many parts of the country, the principal entertainment sites are the movie theater and the shopping mall, and we do not think the Internet will drive them out of business. Moreover, returning merchandise purchased online may be more of a hassle than taking it back to a traditional bricks and mortar store. Indeed, the big winners in online retailing may well turn out to be the existing bricks and mortar retailers and the established catalogue retailers, such as Land's End and L.L. Bean. The stock market has greater enthusiasm for online retailers than we do. Even the currently reduced valuations do not allow for much error in the growth projections of these companies.

      The second hot area for investment last year, and so far this year, is in the companies that are creating the technology to speed access to the Internet. Making sense out of many of these is also beyond our abilities. For example, we recently came upon a research report dated February 28, 2000, from a well-known, highly regarded brokerage firm, recommending Avanex Corporation with a rating of "outperform". The company makes fiber optic-based products called photonic processors, which increase the performance of optical networks. The company currently trades at more than 100 times 2001 estimated sales, not earnings, but the broker thinks it will rise to 135 times 2001 sales. Earnings per share, of which there are none currently, are

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                                        6

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estimated to be $0.06 in 2001. The stock price on the day of the report was $208 per share, giving it a forward estimated price/earnings ratio of 3,466 and a total market capitalization of more than $10 billion. The analyst's price target for Avanex was $250 per share. While the author of this report was enthusiastic about the products Avanex is developing (that is DEVELOPING--NOT SELLING), he does see fit to raise a few caveats:

      OUR CONCERNS FOCUS ON THE COMPANY'S YOUTH. AVANEX HAS GENERATED LITTLE REVENUE TO DATE. IT HAS YET TO ANNOUNCE MAJOR COMMERCIAL CONTRACTS FOR ITS NEW PRODUCTS (THOUGH WE EXPECT THESE IN THE NEAR FUTURE). AVANEX FACES LARGER AND MORE ESTABLISHED COMPETITORS AS WELL AS START-UPS FOCUSED ON NICHES IN OPTICAL NETWORKING TECHNOLOGY. MOST IMPORTANT, AS AVANEX'S NEXT-GENERATION MARKETS MATURE AND GROW, RIVALS MAY DEVELOP COMPETING TECHNOLOGY.

Under the heading INVESTMENT CONCERNS, the author lists [BULLET] LIMITED REVENUE HISTORY [BULLET] FUTURE COMPETITION [BULLET] KEY COMPETITORS HAVE DEEPER CUSTOMER RELATIONSHIPS and [BULLET] NEW START-UPS ARE TARGETING SIMILAR NICHES. For this we should be willing to pay 3,466 times next year's earnings? While the stock did rise subsequent to the analyst's report to over $240 per share, shortly thereafter it plummeted to less than $60 per share for a decline of 75% by mid-April. This is a level of excitement we would just as soon avoid.

      Another example of "new paradigm" investing is Terra Networks, an Internet access provider in Spain and Latin America. After going public in October 1999 at EURO 13, the stock was trading at EURO 104 at the time of a report we read, which was written in early February 2000. Again, a highly respected investment house had rated the stock as "Market Outperformer". The total market capitalization of this company was EURO 26.5 billion. (One EURO is approximately equivalent to $0.96.) The investment house which wrote this report says the shares of Terra Networks are fully valued for the potential of their business as "currently configured", whatever that means. The company's largest market is Brazil, where it is facing strong competition from banks who are offering FREE Internet access. The report admits that it is "more than averagely (this is their word, not Webster's) difficult to forecast Terra's financial development". It goes on to say that no financial analysis like discounted cash flow can "incorporate or capture the expectation that smart management operating in internet businesses are likely to reinvent their models on a regular basis in response to changing industry circumstances". In fact, many Internet businesses do have to keep "morphing" to stay in business. To hedge their bets, the writers of this report cite a few risks: [BULLET] VERY LIMITED OPERATING HISTORY [BULLET] UNPROVEN BUSINESS MODEL AND UNPROVEN ABILITY TO MAKE PROFITS [BULLET] POTENTIAL CONFLICTS OF INTEREST WITH (PARENT COMPANY) TELEFONICA [BULLET] SIGNIFICANT EXPOSURE TO AREAS WITH HISTORICALLY WEAK CURRENCIES AND SOCIAL/POLITICAL VOLATILITY [BULLET] DEPENDENCE ON KEY PEOPLE (who

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are being offered jobs with rivals on an almost daily basis) [BULLET] INCREASING
COMPETITION (that is described as "fierce") [BULLET] UNPROVEN ABILITY TO DEVELOP CUSTOMER-FACING TECHNOLOGY [BULLET] DEPENDENCE ON OTHERS' INFRASTRUCTURE "... WHICH IS OF VARIABLE QUALITY" and [BULLET] VOLATILITY AND EXPOSURE TO THE U.S. INTERNET SECTOR. Does this sound like an investment? We don't think so, but this is where stock market returns were made last year.

      There are now more than 100 public companies competing in the Internet networking field. Common sense tells you they cannot all succeed. Nevertheless, many support market capitalizations in the multiple billions, price-to-sales ratios in the hundreds and only the promise of earnings somewhere down the road. The competition to speed the flow of data over the Internet is fierce. When the winner or winners are known, the losses from owning the losers will be enormous. Everyone knows this, but for now, saying so puts you in the category of a "has been" who cannot adapt to new technologies.

      Suppose we exercise some prudence and avoid the Avanexes and Terra Networks of the investing world. Surely we can find some value in the more established companies of the "new economy"? In a March 14, 2000 issue of THE WALL STREET JOURNAL, Jeremy Siegel, a professor of finance at the Wharton School of the University of Pennsylvania and author of STOCKS FOR THE LONG RUN, wrote an article, BIG-CAP TECH STOCKS ARE A SUCKER BET. In this piece, he analyzed nine tech stocks with price/earnings ratios greater than 100. (They actually ranged from 105X to 668X.) The market capitalizations of these companies ranged from $90 billion for Yahoo to $452 billion for Cisco Systems. He then took the analysts' earnings growth projections for each company for the next five years and compounded them. He assumed that investors who are willing to pay such high prices for these stocks are anticipating an annually compounded rate of return of 15% per year which he admits is probably low, and we agree. If the earnings of these companies do meet analysts' projections, an historically unlikely result, and if the stock prices compound at 15%, which would be significantly lower than the rate of earnings compounding, the price/earnings ratio would only drop to 88.6X. If the same rate of earnings growth can be maintained for 10 years, an even more unlikely result, the price/earnings ratio of these companies would still be, on average, in the mid-40s. These companies would dominate the stock market and still have an average P/E twice as great as the Standard & Poor's 500 Stock Index. As Ben Graham might have said, "There is precious little margin of safety in this group".

      As we have said in the past, we think a course in history may be more valuable to an investor than a course in finance. As stocks reach big cap status, it becomes increasingly difficult to maintain double digit earnings

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growth  rates.  The stone just gets too heavy to keep  pushing up the  mountain.
Siegel looks back to the nifty-fifty era of the early 70s, when price/earnings ratios were not nearly as high as they are today, and finds that of the stocks that traded at more than 50X earnings, all underperformed the market in the next quarter century. In the late 1960s, investors bid up the price of Polaroid to a then unheard of 95X earnings. The company had compounded earnings for 14 years at 40%. Then it faltered, the stock price collapsed and its stock produced a negative rate of return over the next 30 years. It has yet to recapture its growth luster. IBM, which sold at 50X earnings, had produced earnings growth of 20%+ since the 1950s and had grown to be the largest company in America. In the subsequent 25 years, its stock price underperformed the S&P 500 by 50% even after Louis Gerstner revived it in the 1990s.

      In a recent commentary entitled EVEN MONKEYS FALL FROM TREES, Barton M. Biggs, chief investment strategist for Morgan Stanley Dean Witter, compared today to the early 1970s. He writes, "Then, as now, a group of stocks perceived to have exceptional growth prospects representing a new era were in intense demand, and there was extreme divergence between this elite group and the rest of the market". Value investing was in disrepute then as it is today. Money left value managers and moved to growth as it did last year when an estimated $33 billion was withdrawn from large cap value funds and $97 billion was added to large cap growth funds. Value underperformed growth for years until the peak of the bull market in 1973, just as it has underperformed the past few years. When the '73-'74 bear market came, value began to outperform growth and continued to do so into the 1980s. The combination of a secular bear market brought on by inflation, a slowdown in the growth rates of the so-called nifty-fifty growth stocks, and ridiculously high stock valuations resulted in losses that in many cases took decades to make up. The less glamorous segments of the stock market experienced much smaller losses on average, which were followed by dramatic gains in the second half of the decade. More recently, in 1989 and 1990 we went through a period of relative underperformance which was followed by one of our better five-year runs. Biggs makes reference to Warren Buffett's talk at Columbia Business School in 1984, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Biggs concludes that reaping the outsize returns of value investing requires persistence even through multi-year stretches of underperformance, and that even the best value managers underperformed indexes 30%-40% of the time. He further writes, "Value investors were likely to have a relatively tougher time in good years than in bad ones...". The implication of this last statement is that value investing is inherently less volatile, and in the '73-'74 period, growth stocks

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                                        9
experienced declines far greater than value stocks. The price/earnings ratios of the growth stocks of today, the dot-coms and the technology stocks, are perhaps twice what the P/E ratios of the growth stocks of the early '70s were and the disparity between the P/E ratios of growth and value is perhaps greater than at any time in the past. Investing in these grossly overvalued stocks requires tremendous agility, but as Biggs says, quoting an old Japanese proverb, "Even monkeys fall from trees".

      Growth stock managers like to boast about the exciting and innovative industries and companies in which they invest, and look disdainfully at the boring businesses value managers buy. However, not all value investing is born of dying rust belt companies bought at a discount to book value. As Warren Buffett said, "Value and growth are joined at the hip". It is merely a function of price. We like growth stocks and we own a number of them. The difference is that they are real businesses with real products and real earnings. While some may characterize them as "old economy" stocks, in our estimation they are far less risky than the technology start-ups and dot-com stocks of the "new economy". In a recent research report from Sanford Bernstein & Company, a comparison was made between the pharmaceutical sector and the technology sector of the stock market. Long term, both sectors have achieved approximately the same rate of growth. However, the major pharmaceutical companies have a much greater rate of survivorship than do the companies in the technology sector. Put another way, there are a lot more companies in the technology graveyard than there are in the pharmaceutical graveyard. Merck, Johnson & Johnson, Pfizer, SmithKline, etc. have been around for decades. Remember Wang, Digital Equipment, Burroughs Computers, Commodore Computers, Control Data, Cray, Atari? The difficulty with technology is not that the sector does not grow, it is that the companies that lead the sector are constantly changing as new entrants displace former leaders. Recognizing when a company's star is beginning to fade may be just as difficult as picking which company is just at the beginning of its ascendency. Few investors are willing to dump a stock that has rewarded them greatly despite the fact that its valuation may have reached dizzying, dangerous levels.

      The past few months have also seen a big run up in the shares of biotechnology companies not unlike the run up of this same group in the early 1990s. Then, as now, the promise of exciting new products drove stock valuations to unjustifiable levels in our estimation. When the products and thus the earnings did not materialize in the early 1990s, these stocks collapsed. Today, all the buzz in biotechnology has to do with the human genome project which will be completed in a year or two. This marvel of technology will provide a map of every human gene, enabling scientists to

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                                       10
target specific diseases caused by defective genes. Chris Browne sits on the board of trustees of The Rockefeller University, perhaps the best institution in the world devoted purely to bio-medical research. While the completion of the human genome project will be a tremendous benefit to biomedical research, it is not the disease equivalent of www.Mapquest.com. It will not provide specific markers for all that ails us, which scientists can then target with silver bullets providing instant cures. It is far more complicated and risky. Specific cures are years away, unfortunately, even before the lengthy drug trials that will be required for FDA approval. As with Internet retailers, small biotech companies with a narrow research focus are very risky. In our estimation, picking winners is like playing the lottery.

      At this point you may be surmising that if you want to invest in the "new economy" you should go elsewhere. That is true but only if what you are looking for is "pure plays" in this field. However, the benefit of this widely divergent stock market to hardened value types like ourselves is that we have been able to acquire shares for the American Value Fund of some very good companies at reasonable prices that also have Internet strategies. These investments are described below. (While it is exciting to find good businesses at cheap prices, it is also frustrating to watch the stock market completely ignore them and chase after pure plays in online commerce, Internet infrastructure and biotechnology.)

      1. BELL AND HOWELL (BHW): The company develops and markets information services to transportation and vehicle dealers, libraries, financial institutions, and government agencies among others and is dominant in most of its product lines. The information segment of the company is growing because of a conversion to an Internet-based academic search tool providing content from BHW's extensive information database. The company has enjoyed strong, consistent growth and sells for about 10X earnings after adding back non-cash charges for amortization of intangibles and goodwill.

      2. HOLLINGER INTERNATIONAL (HLR): This company owns THE CHICAGO SUN TIMES, THE TELEGRAPH in London, and numerous papers in Canada including a new, nationwide paper that has become the largest circulation national newspaper in Canada. In Chicago, the company has one of the most frequented websites, handily beating out its chief rival, THE TRIBUNE. And rather than cannibalizing its readership and advertising revenues, its web strategy is enhancing its business.

      3. CENTRAL NEWSPAPERS (ECP): This company owns the largest circulation newspapers in Phoenix and Indianapolis and sells for 13X earnings. The company also has an Internet business, Westech,

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                                       11
         which is a job fair, and is building a business of placing all employees' and applicants' resumes in a database that companies can then scan when looking to fill a particular opening. General Electric is a subscriber and likes the business so much they wanted to buy it.

      4. 21ST CENTURY INSURANCE GROUP (TW): This company is the lowest cost underwriter of direct auto insurance in California and is expanding into neighboring states. Its current market price is about 12X earnings while its majority owner, American International Group, sells for 31X earnings. It is also overcapitalized, which means it has the ability to buy in its stock. Currently, the company transacts 9% of its business over the Internet and that portion is growing.

      In our estimation, the above companies represent good value without giving any credit to their growing Internet activities. In other words, we got the Internet part for free. If the Internet does not turn out to be the bonanza everyone thinks, we still have invested in viable, growing businesses. Each of these investments also has in common the fact that insiders, officers and directors, or the companies themselves have been buying shares, which empirically is a plus for any investment. The empirical data from 1978-1993 has shown that "value stocks", defined as the cheapest 20% of all stocks ranked on ratios of price-to-earnings or price-to-book value, with the additional characteristic of significant insider buying, have beaten the market on average by about 10 percentage points as compared to about 2 percentage points for all value stocks, including those without insider buying. The empirical data is similar for value stocks with significant share repurchase programs.

      We have also invested in a number of non-U.S. companies for the Global Value Fund at reasonable prices with substantial Internet investments. Shares of SCHIBSTED ASA, a Norway-based owner of newspapers and television broadcasting businesses, which also owns one of the more widely frequented web portals in Norway and Sweden, were acquired at 10.7x estimated earnings. MONDADORI, the largest magazine publisher in Italy, which also has an online version similar to Amazon.com, was purchased at 11.6x estimated earnings and 64% of estimated corporate acquisition value. In Holland and Hong Kong, we own popular classified advertising sites through our investments in WEGENER NV and SOUTH CHINA MORNING POST, respectively, which were both acquired at price-to-earnings ratios of about 10x and less than 66% of our estimates of corporate acquisition value. The non-Internet activities of these companies are worth more than our cost, based on our estimates of value. The Internet upside is

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                                        12
a freebie. We are of the opinion that the quality of the businesses in which we are invested is more favorable today than a year ago. The advantage of this characteristic is that we foresee the underlying value of our portfolio increasing while we wait for the stock market to recognize underlying values.

      There is an atmosphere of greed apparent in today's stock market which may blind some to basic principles of investing and fairness. As we said above, much of the selling in the second round public offerings of Internet companies is by the "early in" shareholders, the founders and venture capital funds who provided the initial financing for these businesses. If these companies have such great future potential, why are the insiders selling? As most of you know, we have a bias in favor of buying stocks where the insiders are also buying. We similarly have an aversion to buying when the opposite is true. This is not based on any prejudice against someone getting rich; it is just based on the fact that, on average, buying when the insider is selling has historically produced below-market returns. Note: the empirical data shows that stocks with a lot of insider selling lag the market by about 1%-2%. These companies also are subject to "lock up" periods, when for a time after an initial public offering, the insiders are not permitted to sell. The time period was traditionally six months. In an effort to win this initial offering business and its fees, some underwriters have been letting the insiders sell sooner. Their desire to sell so soon after a public offering makes one wonder if they, the insiders, are not quite as confident about the companies' future prospects or their valuations. The end of the lock up periods is public information. Some traders seeing a flood of stock sales by insiders at the time the lock up expires have tried selling these stocks short on the theory that a rush by insiders to sell would depress the stock price. As the lock up date expiration approaches, some of these companies have timed favorable announcements like higher than expected earnings or a potentially valuable new contract as a way to hype the stock and permit them to sell without depressing the stock price. We suppose the sellers have a right to say no one is making these people buy these stocks. But it does leave us a bit queasy.

      Given the fact that many Internet companies trade on the basis of sales, a good thing since so few of them have any earnings, there are more than a few instances of questionable accounting practices which may make sales appear higher than they actually are. Some companies sell product to each other, a sort of barter system, and then report the sales as if they were normal, commercial transactions. Recently, MicroStrategy Inc., a high flying software company, had to restate downward its sales for 1998 and 1999. It seems they were booking certain sales before the product was delivered, giving the impression of greater sales growth than would have been the case under different accounting standards. The stock plummeted

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                                       13

62% in one day from $226.75 to $86.75. The stock had been as high as $333 in the past few months, which seems hard to justify given previously reported earnings of $0.15 per share which, after the sales revision, will now be a loss of ($0.43) per share.

      In a recent issue of FORTUNE MAGAZINE, senior editor Carol Loomis analyzed the Time Warner, AmericaOnline merger in an article entitled, "AOL+TWX=???." Ms. Loomis reported that the combined market capitalization of these two companies would be $290 billion, but the on-going price/earnings ratio, after subtracting extraordinary profits, was a mind popping 300X. To provide investors with a 15% compounded rate of return on their investment over the next 15 years would mean the company would grow to a market capitalization of $2.4 trillion. How would they get there? If earnings grew at 22% per year for 15 years to $83 billion and the company had an ending price/earnings multiple of 29, generous for a company that presumably was finally maturing, it would happen. However, Ms. Loomis estimates that the company would account for 10% of the total profits of the Fortune 500. Her conclusion: not likely. One has to wonder what is driving this transaction. Are the two CEOs visionaries? Can we lay people not see the benefits of the synergies between a combination of the new economy and the old economy? Or did Time Warner just want to get a better price for its stockholders? Going forward, can this behemoth really reward its shareholders with anything like a return greater than a treasury bill? One of the results of a merger is that employee stock options become immediately exercisable rather than having to sit tight waiting for them to vest over some protracted period of time. Options are designed to reward employees, align their interests with those of the stockholders, and tie them to the company. However, a merger lets them cash in immediately, but usually only after the deal closes. In the case of Time Warner, it was reported that the employees could exercise, cash in, their options before the deal closes. Pardon us for a bit of skepticism about the factors driving this transaction.

      There is a gold rush going on right now and we are sorry we are not the vehicle that lets you participate. Periodically, the death of value investing is declared whenever some new paradigm is in fashion. This go 'round it is the Internet and all the aspects it involves. Vast fortunes have been made although mostly on paper. As in the past, we expect that much of this new money will disappear when the reality of converting expectations into real earnings is confronted. There is a speculative bubble going on, which makes the high price/earnings ratios of the nifty-fifty era look like cheap stocks. This is gambling, not investing. A recent issue of THE WALL STREET JOURNAL reported on the unexpected and swift carnage that can occur when one of these stocks disappoints in an article entitled FAST-FORWARD STOCKS MEET

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                                       14

REWIND BUTTON. When sentiment changes on stocks that rose like rockets, the losses can exceed 50% in a matter of days. There is not enough time to get out of the way. For every stockholder who rode these issues up, someone has to ride them down. Getting out on the downward projectile is far more difficult than getting out on the upward projectile. While it may be too early to tell, there are signs of a change in sentiment with regard to some sectors of the so-called new paradigm stocks. Internet retailing may not be the great industry model it was forecast to be a few months back. How the investment community can be so wildly enthusiastic about a group of stocks that their prices are driven into the stratosphere one quarter, and then turn their back on them like some unfaithful mate the next quarter is beyond us.

      The beneficiaries of this change in sentiment are so far the "blue chip" technology companies, like Cisco Systems, which have demonstrated an ability to grow and be profitable. However, the valuations of companies like Cisco at something between 150 and 200 times earnings are forcing analysts to invent new value models. There used to be a time when large cap growth stocks were accorded a "target" price/earnings ratio equal to their growth rate. P/E ratios much above that were considered risky. In the fall of 1998 the trailing P/E ratio of Cisco was a healthy 40 times; now it is 189 times and has a market capitalization of half a trillion dollars according to a recent article in THE WALL STREET JOURNAL. Securities analysts who recommend Cisco as a buy and give a "price target" for the stock have seen the target exceeded repeatedly. Rather than label the stock "fully valued", the analysts' reaction is to raise their price targets as if the stock can only rise to the sky. Being negative on Cisco has not been the place to be for some time. At these levels, the analysts are hard pressed to justify the price of Cisco's stock by any conventional standards, so they don't. Investors love Cisco, so the analysts keep on recommending it at ever higher prices. As John Neff, the legendary former manager of Vanguard Windsor Fund for over 30 years, once said, "Every trend goes on forever until it ends."

      Unfortunately, we hear a number of value managers are throwing in the towel and joining the fray. The lure of vast, fast wealth is simply too irresistible for many people. However, most of the easy money has been made. Chasing after the game at this point could be a disaster. In the meantime, we will stick with what we know how to do best, comfortable in the thought that we will ultimately be rewarded while avoiding the risks of speculative investing.

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                                       15

      The portfolio characteristics of the Tweedy, Browne Funds as of March 31, 2000 are as follows:

--------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PRICE/BOOK VALUE  0.82x Based on 17.93%  Cheaper  than 93%  of the 10,461 stocks
                        of portfolio     in the Bloomberg database with a market
                        assets           capitalization  above  $100  million in
                                         those  countries where the Global Value
                                         Fund has investments.
--------------------------------------------------------------------------------
PRICE/EARNINGS    13.9x Based on 50.18%  Cheaper  than 77%  of the 10,461 stocks
                        of portfolio     in the Bloomberg database with a market
                        assets           capitalization  above $100  million  in
                                         those countries where  the Global Value
                                         Fund has investments.
================================================================================
TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PRICE/BOOK VALUE  0.83x Based on 17.20%  Cheaper than 94% of the 4,028 stocks in
                        of portfolio     the  Bloomberg  database  with a market
                        assets           capitalization  above $100 million that
                                         are based in the United States.
--------------------------------------------------------------------------------
PRICE/EARNINGS    10.4x Based on 57.38%  Cheaper than 83% of the 4,028 stocks in
                        of portfolio     the Bloomberg database  with  a  market
                        assets           capitalization  above $100 million that
                                         are based in the United States.
================================================================================

      Little has changed at Tweedy, Browne in the past year other than our move to new offices. The new "digs" are considerably brighter than our former offices. Light is very beneficial to one's psychological well-being, which may explain in part why we have not thrown ourselves out of the windows this past year. For the first time in our history, we have a chief operating officer, Glenn Finn, who is making our lives enormously easier while helping to upgrade all of our systems and technology. As we have said in the past, we love technology, we just don't like technology stocks. We also have a web page, www.Tweedy.com where we post any news about the firm along with articles and studies we hope all of you have received in the past. (A web page poacher took www.TweedyBrowne.com. We were too cheap to ransom it back.) We hope you will keep the faith, and we will continue to work for our mutual benefit.

                            Sincerely,
                            TWEEDY, BROWNE COMPANY LLC

                            Christopher H. Browne
                            William H. Browne
                            John D. Spears
                            Thomas H. Shrager
                            Robert Q. Wyckoff, Jr.
                            MANAGING DIRECTORS

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                                       16

FOOTNOTES TO TABLE ON PAGES 1 AND 2

(1) MSCI EAFE US $ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into U.S. dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(2) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25%-50%) in the U.S.

(3) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the U.S.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) Russell Mid-Cap Value is an unmanaged capitalization-weighted index which assumes reinvestment of dividends that is comprised of mid-cap companies with lower price-to-book value ratios and lower forecasted growth values that are also members of the Russell 1000 Index.

(6) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.

(7) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Index information is available at month end only; therefore the closest month end to inception date of the Funds, May 31, 1993 and November 30, 1993, respectively, were used.

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                                        17

TWEEDY,BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

March 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
               TWEEDY, BROWNE GLOBAL VALUE FUND VS. MORGAN STANLEY
             CAPITAL INTERNATIONAL ("MSCI") EUROPE, AUSTRALASIA AND
            FAR EAST ("EAFE") INDEX (IN U.S. DOLLARS AND HEDGED) AND
                 MORNINGSTAR WORLD STOCK FUNDS ("MWSF") AVERAGE
                             6/15/93 THROUGH 3/31/00


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

               TWEEDY BROWNE     MSCI            MSCI
               GLOBAL VALUE      EAFE            EAFE               MWSF
DATE               FUND       INDEX (US$)    INDEX (HEDGED)        AVERAGE
----           -------------  -----------    --------------        -------
6/1/93           $10,000.0    $ 9,843.9        $ 9,964.0         $ 9,874.9
                  10,320.0     10,188.6         10,385.0          10,049.2
                  10,700.0     10,738.6         10,843.7          10,621.1
9/1/93            10,310.0     10,496.9         10,555.0          10,683.9
                  10,700.0     10,820.3         11,065.4          11,127.3
                  10,710.0      9,874.5         10,181.1          10,822.6
12/1/93           11,540.0     10,587.5         11,033.1          11,662.1
                  12,580.0     11,482.7         11,798.9          12,208.2
                  12,470.0     11,450.9         11,475.4          12,019.5
3/1/94            12,260.0     10,957.7         10,839.9          11,509.4
                  12,610.0     11,422.6         11,172.6          11,664.4
                  12,540.0     11,357.0         11,232.8          11,627.9
6/1/94            12,210.0     11,517.5         10,951.4          11,395.6
                  12,480.0     11,628.3         11,144.9          11,690.5
                  12,730.0     11,903.6         11,387.6          12,114.5
9/1/94            12,300.0     11,528.7         10,857.4          11,936.7
                  12,190.0     11,912.6         10,983.0          12,113.8
                  12,010.0     11,340.0         10,759.3          11,558.4
12/1/94           12,043.3     11,411.0         10,848.8          11,480.6
                  11,952.1     10,972.7         10,336.4          11,111.5
                  11,982.5     10,941.2         10,155.0          11,287.3
3/1/95            11,678.3     11,623.6         10,032.7          11,564.0
                  12,073.7     12,060.8         10,343.3          11,926.5
                  12,327.2     11,917.0         10,339.1          12,176.2
6/1/95            12,327.2     11,708.0         10,130.5          12,411.4
                  12,641.4     12,436.9         10,878.8          13,092.8
                  12,803.6     11,962.5         11,177.2          12,956.7
9/1/95            12,874.6     12,196.1         11,290.1          13,210.7
                  12,712.4     11,868.3         11,139.3          12,940.6
                  12,965.8     12,198.5         11,576.8          13,139.1
12/1/95           13,331.7     12,690.0         12,067.8          13,394.8
                  14,021.4     12,742.1         12,523.1          13,736.3
                  14,299.4     12,785.2         12,407.4          13,941.4
3/1/96            14,700.9     13,056.7         12,764.8          14,182.9
                  15,092.1     13,436.3         13,224.8          14,685.2
                  15,205.3     13,189.0         13,095.7          14,866.6
6/1/96            15,349.4     13,263.2         13,245.1          14,834.0
                  14,731.8     12,875.6         12,607.5          14,162.7
                  14,917.1     12,903.8         12,739.7          14,501.7
9/1/96            15,174.4     13,246.6         13,339.7          14,926.8
                  15,359.7     13,111.0         13,211.6          14,907.7
                  15,936.2     13,632.7         13,761.0          15,562.8
12/1/96           16,029.0     13,457.3         13,700.3          15,578.6
                  16,605.8     12,986.4         13,917.4          15,918.8
                  17,060.6     13,198.8         14,270.2          15,968.3
3/1/97            17,149.3     13,246.6         14,363.6          15,693.5
                  17,459.9     13,316.9         14,805.2          15,845.4
                  18,114.4     14,183.4         15,281.2          16,850.6
6/1/97            18,879.8     14,965.6         16,136.8          17,566.1
                  19,822.7     15,207.7         16,976.4          18,367.3
                  19,057.3     14,072.0         15,766.2          17,434.4
9/1/97            19,878.1     14,860.2         16,601.2          18,438.8
                  19,168.2     13,718.0         15,045.0          17,283.3
                  19,301.3     13,578.2         15,317.1          17,263.1
12/1/97           19,709.0     13,696.6         15,819.5          17,425.3
                  20,226.1     14,323.0         16,596.4          17,576.8
                  21,500.7     15,242.0         17,572.8          18,831.0
3/1/98            22,823.5     15,711.4         18,480.9          19,772.8
                  22,871.6     15,835.7         18,379.3          20,069.9
                  23,124.1     15,758.9         18,576.0          19,826.3
6/1/98            22,907.6     15,878.2         18,811.9          19,812.6
                  22,607.0     16,039.2         19,131.7          19,678.3
                  19,588.7     14,052.1         16,537.4          16,645.9
9/1/98            18,819.1     13,621.3         15,406.3          16,677.5
                  20,262.1     15,041.2         16,449.3          17,743.2
                  21,693.1     15,811.7         17,730.7          18,685.7
12/1/98           21,875.6     16,345.5         17,987.8          19,528.6
                  21,979.6     16,387.0         18,381.7          19,912.6
                  22,070.7     15,996.4         18,462.6          19,269.6
3/1/99            23,514.3     16,664.1         19,365.4          19,925.5
                  25,699.3     17,339.3         20,401.4          20,886.5
                  25,231.1     16,446.4         19,646.6          20,339.3
6/1/99            26,986.8     17,087.6         20,583.7          21,481.8
                  27,273.0     17,595.5         20,484.9          21,566.2
                  27,155.9     17,659.8         20,532.1          21,518.7
9/1/99            26,648.7     17,837.5         20,443.8          21,348.7
                  26,570.6     18,505.6         21,286.0          22,216.1
                  27,025.8     19,148.6         22,473.8          23,865.0
12/1/99           27,405.8     20,867.2         24,543.6          26,652.4
                  27,473.7     19,541.3         23,623.2          25,663.9
                  27,989.0     20,067.4         24,787.9          27,486.8
3/1/00            28,612.7     20,845.3         25,338.2          28,034.3

--------------------------------------------------------------------------------
MSCI EAFE INDEX REPRESENTS THE CHANGE IN MARKET CAPITALIZATIONS OF EUROPE, AUSTRALASIA AND THE FAR EAST (EAFE), INCLUDING DIVIDENDS REINVESTED MONTHLY, NET AFTER FOREIGN WITHHOLDING TAXES.

MWSF AVERAGE CONSISTS OF THE AVERAGE RETURNS OF ALL MUTUAL FUNDS IN THE MORNINGSTAR UNIVERSE THAT INVEST THROUGHOUT THE WORLD WHILE MAINTAINING A PERCENTAGE OF ASSETS (NORMALLY 25% - 50%) IN THE U.S.

INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, MAY 31, 1993, HAS BEEN USED.

--------------------------------------------------------------------------------
     AVERAGE ANNUAL TOTAL RETURN*       |        AGGREGATE TOTAL RETURN*
--------------------------------------- | -------------------------------------
                                        |                      YEAR   INCEPTION
                              WITHOUT   |                      ENDED  (6/15/93)-
THE FUND             ACTUAL   WAIVERS** |                     3/31/00   3/31/00
--------             ------   --------- |                     ------- ---------
Inception (6/15/93)                     |
 through 3/31/00      16.73%   16.71%   |  The Fund            21.68%   186.13%
Year Ended 3/31/00    21.68%   21.68%   |  MSCI EAFE in
                                        |    (U.S. Dollar)     25.09%   108.45%
                                        |  MSCI EAFE (Hedged)  30.87%   153.38%
                                        |  MWSF                42.84%   180.34%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: THE PERFORMANCE  SHOWN  REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
      OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

 * ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND IS NET OF FOREIGN WITHHOLDING TAX.
**    SEE NOTE 2 TO FINANCIAL STATEMENTS.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                        18

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--------------------------------------------------------------------------------
  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

March 31, 2000

      In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne Global Value Fund to the historical investment results of the most appropriate broad-based securities indexes, including the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index in U.S. dollars and hedged into U.S. dollars. However, the historical results of the MSCI Indices in large measure represents the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies in all the countries that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one-half of the stocks in the entire universe of public companies in all countries that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

      Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the Standard & Poor's 500 Stock Index (the "S&P 500") by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                       19

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TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

      UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                       20

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

[Graphic of world map outline omitted]

                                                                       MARKET
                                                                        VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
              COMMON STOCKS--91.3%
              BELGIUM--0.1%
       2,726  Spadel SA ......................................    $    2,936,566
                                                                  --------------
              CANADA--0.8%
      72,400  Canadian Western Bank ..........................           896,903
     260,700  Melcor Developments Ltd. .......................         3,220,623
   1,526,300  National Bank of Canada, Toronto ...............        22,322,006
     258,600  Shirmax Fashions Ltd.+ .........................           323,917
                                                                  --------------
                                                                      26,763,449
                                                                  --------------
              DENMARK--0.2%
       2,400  Hojgaard Holding A/S, Series B .................            43,508
     114,800  Unidanmark A/S, Series A .......................         7,365,124
                                                                  --------------
                                                                       7,408,632
                                                                  --------------
              FINLAND--2.7%
     574,227  Huhtamaki Van Leer Oyj .........................        18,282,546
   1,497,700  Kesko Oyj ......................................        20,292,833
     859,389  Kone Corporation, Class B ......................        49,785,925
                                                                  --------------
                                                                      88,361,304
                                                                  --------------
              FRANCE--1.5%
     185,919  Banque Nationale de Paris ......................        14,687,204
      18,422  Bongrain SA ....................................         5,671,255
       5,229  Christian Dior SA ..............................         1,210,199
      57,700  Compagnie Lebon SA .............................         3,370,288
      34,294  GFI Industries SA ..............................           771,698
       5,229  LVMH Moet Hennessy .............................         2,189,073
      12,918  Precia+ ........................................           123,696
     994,617  Rhodia SA+ .....................................        17,809,794
      56,256  Sylea SA .......................................         2,090,076
                                                                  --------------
                                                                      47,923,283
                                                                  --------------
              GERMANY--3.8%
      52,550  Altana AG ......................................         3,874,582
      96,697  Boewe Systec AG ................................         2,416,656
      48,650  Kaufring AG ....................................           426,251
      10,700  Krones AG ......................................           307,374
      10,275  KSB AG .........................................           964,205
     104,581  KSB AG Vorzug ..................................         8,612,171
      61,140  Lindner Holding KGaA ...........................         1,756,338
   2,377,973  Merck KGaA .....................................        75,369,620
     538,914  Moebel Walther AG ..............................         6,708,482
     136,187  Moebel Walther AG Vorzugsakt ...................         1,527,052
      30,785  Sinn Leffers AG ................................         2,653,330


- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                       MARKET
                                                                        VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
              COMMON STOCKS
              GERMANY--(CONTINUED)
      15,018  Springer (Axel) Verlag AG, Class A .............    $   18,550,825
                                                                  --------------
                                                                     123,166,886
                                                                  --------------
              HONG KONG--4.3%
  15,811,309  Asean Resources Holdings Ltd.+ .................         1,746,309
  28,304,165  CDL Hotels International Ltd. ..................         8,451,392
  24,644,000  Fountain Set Holdings ..........................         2,753,502
   1,004,000  Grand Hotel Holdings Ltd. ......................           127,651
   5,376,000  Jardine International Motor Holdings Ltd. ......         1,570,708
  14,707,000  Jardine Strategic Holdings Ltd. ................        30,002,280
  47,724,000  South China Morning Post (Holdings) Ltd. .......        45,967,726
  38,919,000  Swire Pacific Ltd., Class B ....................        26,990,464
   9,034,500  Wing Hang Bank Ltd. ............................        22,625,264
                                                                  --------------
                                                                     140,235,296
                                                                  --------------
              IRELAND--2.3%
   7,322,723  Independent News & Media PLC ...................        71,871,695
   1,105,000  Unidare PLC ....................................         2,645,232
                                                                  --------------
                                                                      74,516,927
                                                                  --------------
              ITALY--2.5%
     569,050  Banco di Sardegna Risp .........................         9,415,764
     472,500  Bassetti SPA ...................................         2,533,677
   1,530,230  Burgo (Cartiere) SPA ...........................         9,729,403
   1,156,450  Cristalleria Artistica .........................         3,244,561
   1,150,500  Maffei SPA .....................................         1,295,554
       5,000  Marangoni SPA ..................................            14,124
   1,782,500  Mondadori (Arnoldo) Editore SPA ................        45,487,091
   3,869,735  Montefibre SPA .................................         2,186,224
     276,925  San Paolo-IMI SPA ..............................         3,794,576
     380,000  Vincenzo Zucchi SPA ............................         2,001,279
                                                                  --------------
                                                                      79,702,253
                                                                  --------------
              JAPAN--21.2%
     139,000  Agro-Kanesho Company Ltd. ......................           906,948
     390,930  Aiful Corporation ..............................        43,400,711
     195,465  Aiful Corporation New ..........................        22,081,063
     631,000  Amatsuji Steel Ball Manufacturing Company ......         6,145,007
      28,000  Banyu Pharmaceutical Company Ltd. ..............           526,270
      64,000  CCI Corporation ................................           417,588
     101,000  Charle Company .................................           715,070
     321,600  Chiyoda Company ................................         1,713,154
     774,000  Chofu Seisakusho Company .......................        10,786,327
      77,200  Coca-Cola West Japan Company, Ltd. .............         2,029,897
     270,000  Credia Company Ltd. ............................         5,916,151


- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                       MARKET
                                                                        VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
              COMMON STOCKS
              JAPAN--(CONTINUED)
     339,000  Daido Metal Company ............................     $     937,586
     474,000  Daiwa Industries Ltd. ..........................         1,407,898
   1,040,000  Danto Corporation ..............................         3,322,004
     305,000  Denkyosha ......................................           995,033
     290,000  Denyo Company Ltd. .............................         2,053,172
   1,118,000  Dowa Fire & Marine Insurance Company ...........         2,885,232
   1,263,000  Fuji Coca-Cola Bottling Company ................        12,484,248
     618,000  Fuji Photo Film Ltd. ...........................        27,203,194
   1,663,000  Fujisawa Pharmaceutical Company ................        58,302,576
   2,318,000  Fujitec Company Ltd. ...........................        19,526,416
     627,000  Fukuda Denshi ..................................        11,723,621
     386,000  Glory Ltd. .....................................         6,277,645
   2,250,000  Hitachi Koki Company Ltd. ......................         6,003,798
     585,000  Hitachi Medical Corporation ....................         6,443,346
     319,800  Inabi Denkisangyo Company Ltd. .................         3,491,219
     267,000  Kagawa Bank Ltd. ...............................         1,482,105
     150,000  Kato Sangyo Company Ltd. .......................           927,594
     318,000  Katsuragawa Electric Company ...................         1,015,767
     844,000  Kawasumi Laboratories, Inc. ....................        10,019,341
   1,591,000  Koito Manufacturing ............................         8,273,789
     191,000  Kokura Enterprise Company ......................           855,626
      24,300  Kosiado Company, Ltd. ..........................           265,044
     723,000  Mandom Corporation .............................        12,673,711
     254,000  Matsumoto Yushi-Seiyaku Company ................         5,194,527
   1,941,000  Matsushita Electric Industrial Company .........        58,030,579
     371,000  Meito Sangyo Company ...........................         3,938,160
     467,000  Morito .........................................         2,273,945
     375,000  Nankai Plywood Company Ltd. ....................         1,541,121
     317,000  Nippon Broadcasting System Inc. ................        25,067,342
     317,000  Nippon Broadcasting System Inc. New ............        25,054,993
   1,155,000  Nippon Cable System ............................        12,485,270
   1,060,000  Nippon Konpo Unyu Soko .........................         6,276,282
     215,800  Nissin Company Ltd. ............................        10,465,832
     552,000  Nitto FC Company ...............................         2,150,265
     867,000  Riken Vitamin ..................................        11,271,802
     121,000  Rock Paint .....................................         1,025,174
     452,000  Sangetsu Company Ltd. ..........................         8,715,587
     232,000  Sanko Sangyo Company ...........................         1,954,326
   1,266,000  Sanyo Shinpan Finance Company Ltd. .............        40,932,171
     213,000  Sasakura Engineering Company Ltd. ..............           871,208
     760,600  Shikoku Coca-Cola Bottling .....................         8,362,637
     477,000  Shingakukai ....................................         1,753,591
     921,100  Shinki Company Ltd. ............................        22,604,782
   3,501,000  Shionogi & Company Ltd. ........................        62,120,290
     452,000  SK Kaken Company Ltd. ..........................         9,992,112
     712,000  Sonton Food Industry ...........................         7,550,937


- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                       MARKET
                                                                        VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
              COMMON STOCKS
              JAPAN--(CONTINUED)
      49,300  Sysmex Corporation .............................    $    1,550,752
     369,000  Tachi-S ........................................         1,796,757
      21,700  Takano Company Ltd. ............................           232,458
     263,200  Takefuji Corporation ...........................        28,194,965
     237,000  Teikoku Hormone Manufacturing Company ..........         1,846,424
     269,000  TENMA Corporation ..............................         3,195,988
     264,000  Tochigi Bank Ltd. ..............................         1,727,691
      59,000  Tomita Electric Company Ltd. ...................           201,100
     381,000  Torii Company Ltd. .............................         1,558,358
   1,073,000  Torishima Pump Manufacturing ...................         5,099,323
     125,000  Toso Company Ltd ...............................           346,935
     484,000  Toyo Technical Company Ltd. ....................         2,262,453
     890,500  Tsubaki Nakashima Company Ltd. .................         9,539,368
     121,900  Tsuchiya Home Company ..........................           332,395
     780,000  U-Shin .........................................         3,570,142
     349,000  Zojirushi ......................................         1,699,372
                                                                  --------------
                                                                     685,995,565
                                                                  --------------
              MALAYSIA--0.6%
   4,174,000  Star Publications (Malaysia) ...................        18,453,474
                                                                  --------------
              MEXICO--0.0%++
      86,000  Grupo Continental SA ...........................           106,487
                                                                  --------------
              NETHERLANDS--7.5%
     868,757  Akzo NV Ord. ...................................        37,101,767
      23,620  Crown Van Gelder Gemeenschappelijk Bezit NV ....           314,381
     706,858  European Vinyls Corporation International NV ...         8,832,916
   2,674,883  Holdingmaatschappij de Telegraaf NV ............        83,883,687
      42,425  Koninklijke Grolsch NV .........................           767,795
      73,302  Koninklijke Vopak NV ...........................         2,035,519
     996,173  Koninklijke Wessanen NV ........................         9,538,854
     334,830  Stork NV .......................................         4,600,846
     334,830  Stork NV DCS ...................................           205,290
     393,425  Twentsche Kabel Holding ........................        16,575,859
     739,643  Unilever NV CVA ................................        36,510,034
   2,294,301  Wegener Arcade NV ..............................        41,082,174
                                                                  --------------
                                                                     241,449,122
                                                                  --------------
              NEW ZEALAND--1.1%
  16,785,509  Air New Zealand Ltd. ...........................        19,402,585
   5,742,400  Carter Holt Harvey Ltd. ........................         4,956,919
   5,082,000  Independent Newspaper Ltd. .....................        11,194,038
     164,600  Radio Pacific Ltd. .............................           571,606
                                                                  --------------
                                                                      36,125,148
                                                                  --------------

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                       MARKET
                                                                        VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
              COMMON STOCKS
              NORWAY--1.5%
     262,800  SAS Norge ASA - B Shares .......................    $    2,521,087
   1,895,300  Schibsted ASA ..................................        46,913,922
                                                                  --------------
                                                                      49,435,009
                                                                  --------------
              SINGAPORE--5.4%
   6,265,500  Cycle & Carriage Ltd. ..........................        16,836,838
   8,271,000  Fraser & Neave Ltd. ............................        23,578,970
  12,312,016  Overseas Union Bank Ltd. .......................        55,381,775
   3,509,000  Robinson and Company Ord. ......................         9,839,467
   2,812,800  Singapore Press Holdings Ltd.+ .................        44,858,885
   3,975,840  United Overseas Bank Ltd. ......................        24,387,382
                                                                  --------------
                                                                     174,883,317
                                                                  --------------
              SOUTH AFRICA--0.9%
   3,909,170  Sappi Ltd. .....................................        30,266,086
                                                                  --------------
              SPAIN--0.2%
     189,588  Indo Internacional SA ..........................           789,699
      52,669  Prim SA ........................................           521,984
     376,152  Unipapel SA ....................................         3,673,880
                                                                  --------------
                                                                       4,985,563
                                                                  --------------
              SWEDEN--3.8%
     144,785  BRIO AB, Class B+ ..............................           998,575
     204,000  Lundbergforetagen AB, Class B ..................         2,695,723
   2,049,100  Pharmacia & Upjohn Inc., Depository Shares .....       118,760,867
     103,900  VLT AB, Class B ................................         1,083,923
                                                                  --------------
                                                                     123,539,088
                                                                  --------------
              SWITZERLAND--11.0%
          33  Bank of International Settlements America ......           166,752
      31,160  Banque Cantonale Vaudoise ......................         9,362,902
       4,283  Bobst SA, Bearer ...............................         5,797,064
         250  Bobst SA, Registered ...........................           165,428
      39,256  Compagnie Financiere Richemont AG ..............        99,772,370
       4,315  Daetwyler Holding AG, Bearer ...................         6,424,414
      85,175  Edipresse SA, Bearer ...........................        51,237,706
      19,020  Forbo Holding AG ...............................         7,448,504
      10,780  Helvetia Patria Holding, Registered ............         7,464,000
      29,327  Loeb Holding AG ................................         4,586,892
      57,089  Nestle SA, Registered ..........................       102,340,194
      17,027  Novartis AG, Bearer ............................        23,291,965
      13,511  Sarna Kunsstoff Holding AG, Registered .........        14,832,962
      21,161  SIG Schweizeriche ..............................        11,838,500

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

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March 31, 2000

                                                                       MARKET
                                                                        VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
              COMMON STOCKS
              SWITZERLAND--(CONTINUED)
       3,355  Vetropack Holding AG, Bearer ...................    $      370,345
      15,586  Zehnder Holding, Bearer ........................        10,079,075
                                                                  --------------
                                                                     355,179,073
                                                                  --------------
              THAILAND--0.0%++
     132,300  S & J Enterprises Public Company Ltd. ..........           114,127
                                                                  --------------
              UNITED KINGDOM--9.5%
   2,006,739  Alumasc Group PLC ..............................         4,761,644
   4,649,476  Arjo Wiggins Appleton PLC ......................        12,346,664
     639,000  Burtonwood Brewery PLC .........................         1,699,406
  11,650,426  Caradon PLC ....................................        25,881,878
   3,979,658  Carclo Engineering Group PLC ...................         8,238,893
   4,708,165  Courtaulds Textiles PLC ........................        10,684,306
   6,184,821  Diageo PLC .....................................        46,390,368
   7,355,666  Dowding & Mills PLC ............................         4,217,007
     408,668  Dyson (J&J) PLC, Class A, Non-voting ...........           465,325
   4,544,753  Elementis PLC ..................................         7,128,962
     100,000  Ellis & Everard PLC ............................           269,929
     837,282  Folkes Group PLC ...............................           873,359
     427,800  Glaxo Wellcome PLC, Units, Sponsored ADR .......        24,518,288
   8,132,300  Glynwed International PLC ......................        29,009,563
   1,098,479  Hardys & Hansons PLC ...........................         3,647,351
     350,000  Johnston Group PLC .............................         2,494,255
   4,545,154  McAlpine (Alfred) PLC ..........................        14,042,037
   2,716,122  Nycomed Amersham PLC ...........................        22,124,562
     584,000  Partridge Fine Art Ord. ........................           604,513
   9,703,554  Pilkington PLC .................................        11,319,265
   4,562,511  Rexam PLC ......................................        15,403,505
   2,665,490  Sherwood Group PLC .............................           604,883
     277,100  SmithKline Beecham PLC, Units, ADR .............        18,305,919
     779,500  Swan Hill Group PLC ............................           962,050
     136,452  Thistle Hotels PLC .............................           260,760
   2,707,672  Time Products PLC ..............................         3,708,295
   4,468,749  TT Group PLC ...................................         6,689,499
   2,900,000  Unilever PLC ...................................        18,553,834
     753,000  Weir Group PLC .................................         2,320,362
   1,537,500  Wolverhampton & Dudley Breweries PLC ...........         9,157,280
      37,500  Young & Company's Brewery PLC, Class A .........           403,102
                                                                  --------------
                                                                     307,087,064
                                                                  --------------

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

                                        26

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March 31, 2000

                                                                       MARKET
                                                                        VALUE
   SHARES                                                             (NOTE 1)
   ------                                                             --------
              COMMON STOCKS
              UNITED STATES--10.4%
     221,000  American Express Company .......................     $  32,915,188
      75,700  American National Insurance Company ............         4,371,675
      81,500  Coca-Cola Bottling Company .....................         4,316,953
     348,300  Comerica Inc. ..................................        14,585,063
     230,400  Federal Home Loan Mortgage Corporation .........        10,180,800
      70,000  GATX Corporation ...............................         2,660,000
   3,731,110  Hollinger International Inc. ...................        40,109,433
     197,100  Household International Inc. ...................         7,354,294
     797,240  MBIA Inc. ......................................        41,506,308
   3,976,734  Panamerican Beverages Inc., Class A ............        70,089,937
     460,000  PNC Bank Corporation ...........................        20,728,750
     596,000  Popular Inc. ...................................        13,242,375
      74,100  Syms Corporation+ ..............................           296,400
     809,000  Torchmark Corporation ..........................        18,708,125
     294,600  Transatlantic Holdings Inc. ....................        25,188,300
     551,000  UST Inc. .......................................         8,609,375
     525,000  Wells Fargo & Company ..........................        21,492,188
                                                                  --------------
                                                                     336,355,164
                                                                  --------------
              TOTAL COMMON STOCKS
              (COST $2,169,455,881) ..........................     2,954,988,883
                                                                  --------------
              PREFERRED STOCKS--0.9%
       5,400  Krones AG ......................................           144,782
     121,069  ProSieben Media AG .............................        13,853,588
   1,651,350  Villeroy & Boch AG .............................        14,547,500
                                                                  --------------
              TOTAL PREFERRED STOCKS
              (COST $26,889,486) .............................        28,545,870
                                                                  --------------
              WARRANTS--0.0%++
              (COST $0)
      83,343  Banque Nationale de Paris, Expires 7/15/02+ ....           585,769
                                                                  --------------

    FACE
    VALUE
    -----
              CONVERTIBLE CORPORATE BOND--0.0%++
              (COST $103,956)
JPY 9,000,000 Shikoku Coca-Cola Bottling, 2.400% due 3/29/02              93,782
                                                                  --------------

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                                        27

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  PORTFOLIO OF INVESTMENTS
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March 31, 2000

                                                                      MARKET
    FACE                                                               VALUE
   VALUE                                                             (NOTE 1)
   -----                                                             --------
              COMMERCIAL PAPER--2.5%
              (COST $80,000,000)
 $80,000,000  General Electric Capital Corporation,
              6.180% due 4/3/00 ..............................    $   80,000,000
                                                                  --------------
              U.S. TREASURY BILLS--0.4%
   3,000,000  4.900%** due 7/20/00 ...........................         2,948,880
  10,603,000  5.980%** due 1/4/01 ............................        10,122,578
                                                                  --------------
              TOTAL U.S. TREASURY BILLS
              (COST $13,098,487) .............................        13,071,458
                                                                  --------------
              REPURCHASE AGREEMENT--2.4%
              (COST $79,378,000)
  79,378,000  Agreement with Warburg Dillon Read, 6.060% dated 3/31/00, to be repurchased at $79,418,086 on 4/3/00, collateralized by
              $78,991,000 U.S. Treasury Bonds, 6.250% due 4/30/01
              (market value $80,965,775) .....................        79,378,000
                                                                  --------------
TOTAL INVESTMENTS (COST $2,368,925,810*) ..............   97.5%    3,156,663,762
OTHER ASSETS AND LIABILITIES (NET) ....................    2.5        79,840,432
                                                         -----    --------------
NET ASSETS ............................................  100.0%   $3,236,504,194
                                                         =====    ==============
------------------------
  * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $2,368,927,336.
 ** RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE (UNAUDITED).
  + NON-INCOME PRODUCING SECURITY.
 ++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT
DCS--DIVIDEND COUPON SHARES
JPY--JAPANESE YEN
ORD--ORDINARY SHARE

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

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March 31, 2000

                                                     PERCENTAGE OF  MARKET VALUE
SECTOR DIVERSIFICATION                                 NET ASSETS     (NOTE 1)
----------------------                               -------------  ------------
COMMON STOCKS:
Printing and Publishing ............................      16.2%   $  523,260,884
Pharmaceuticals ....................................      12.6       409,041,363
Food and Beverages .................................      10.7       347,795,539
Financial Services .................................       8.8       283,931,904
Banking ............................................       7.0       225,284,185
Machinery ..........................................       3.6       115,511,033
Manufacturing ......................................       3.5       114,091,705
Tobacco ............................................       3.3       108,381,745
Chemicals ..........................................       2.9        93,608,963
Consumer Durables ..................................       2.7        86,641,671
Holdings ...........................................       2.2        70,009,039
Consumer Non-Durables ..............................       2.1        67,737,579
Forest Products ....................................       1.9        61,287,333
Insurance ..........................................       1.8        58,617,332
Retail .............................................       1.6        53,528,736
Radio ..............................................       1.6        50,693,941
Engineering and Construction .......................       1.3        43,497,702
Autos ..............................................       1.3        43,471,026
Building Materials .................................       1.0        33,209,817
Transportation .....................................       0.9        28,199,954
Construction Materials .............................       0.7        22,281,466
Electronics ........................................       0.6        18,944,286
Textiles ...........................................       0.6        18,901,564
Wholesale ..........................................       0.5        15,692,860
Glass Products .....................................       0.5        14,934,171
Medical Research and Supplies ......................       0.4        12,092,077
Leisure ............................................       0.3         9,838,378
Health Care ........................................       0.2         7,233,045
Real Estate ........................................       0.2         6,789,705
Commercial Services ................................       0.1         2,262,453
Mining and Metal Fabrication .......................       0.1         2,233,140
Oil and Gas ........................................       0.0 ++        855,626
Other ..............................................       0.1         5,128,661
                                                         -----    --------------
TOTAL COMMON STOCKS ................................      91.3     2,954,988,883
                                                         -----    --------------
PREFERRED STOCKS ...................................       0.9        28,545,870
WARRANTS ...........................................       0.0 ++        585,769
CONVERTIBLE CORPORATE BOND .........................       0.0 ++         93,782
COMMERCIAL PAPER ...................................       2.5        80,000,000
U.S. TREASURY BILLS ................................       0.4        13,071,458
REPURCHASE AGREEMENT ...............................       2.4        79,378,000
OTHER ASSETS AND LIABILITIES (NET) .................       2.5        79,840,432
                                                         -----    --------------
NET ASSETS .........................................     100.0%   $3,236,504,194
                                                         =====    ==============
------------
++  AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

                                       29

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March 31, 2000

                                                 CONTRACT       MARKET
                                                   VALUE         VALUE
   CONTRACTS                                       DATE        (NOTE 1)
   ---------                                     --------      --------
FORWARD EXCHANGE CONTRACTS TO BUY
   23,000,000   Danish Krona .................     7/3/00       $ 2,973,568
   47,178,000   Hong Kong Dollar .............    4/13/00         6,059,276
2,900,000,000   Japanese Yen .................    4/17/00        28,327,652
    7,300,000   New Zealand Dollar ...........     5/8/00         3,622,231
   23,490,000   Norwegian Krone ..............    5/22/00         2,783,059
   65,000,000   Norwegian Krone ..............    8/28/00         7,706,704
   33,740,000   Singapore Dollar .............    4/13/00        19,733,613
   20,700,000   Singapore Dollar .............    4/28/00        12,126,418
   49,177,500   South African Rand ...........    4/28/00         7,502,294
   81,385,000   Swedish Krona ................    4/13/00         9,440,770
                                                            ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $99,780,812) ................              $   100,275,585
                                                            ===============
FORWARD EXCHANGE CONTRACTS TO SELL
   14,504,000   Canadian Dollar ..............    5/15/00   $    (9,992,934)
    1,471,800   Canadian Dollar ..............     6/5/00        (1,014,575)
    4,393,800   Canadian Dollar ..............    6/12/00        (3,029,369)
    7,328,250   Canadian Dollar ..............    12/7/00        (5,075,112)
    3,182,520   Canadian Dollar ..............    3/12/01        (2,209,105)
    4,524,760   Canadian Dollar ..............    3/26/01        (3,141,867)
    3,902,850   Canadian Dollar ..............    3/28/01        (2,710,180)
   49,325,500   Danish Krona .................     7/3/00        (6,377,075)
   10,528,500   Danish Krona .................    9/11/00        (1,366,677)
   17,836,250   Danish Krona .................    12/7/00        (2,327,096)
      736,456   European Economic Union Euro .     4/3/00          (705,245)
       76,228   European Economic Union Euro .     4/4/00           (73,003)
       41,172   European Economic Union Euro .     4/5/00           (39,433)
   36,281,179   European Economic Union Euro .    4/13/00       (34,768,972)
   27,573,529   European Economic Union Euro .    4/25/00       (26,447,418)
   32,189,828   European Economic Union Euro .     5/8/00       (30,903,747)
   22,939,989   European Economic Union Euro .    5/15/00       (22,034,253)
   10,144,794   European Economic Union Euro .    5/22/00        (9,749,018)
   27,955,607   European Economic Union Euro .     6/5/00       (26,891,271)
    1,414,961   European Economic Union Euro .    6/12/00        (1,361,755)
   43,876,027   European Economic Union Euro .    6/16/00       (42,237,981)
   13,216,899   European Economic Union Euro .    6/23/00       (12,729,680)
   42,975,838   European Economic Union Euro .    7/14/00       (41,453,047)
    4,637,789   European Economic Union Euro .    7/24/00        (4,476,629)
    1,826,484   European Economic Union Euro .    8/14/00        (1,765,641)
    4,585,053   European Economic Union Euro .    8/21/00        (4,434,513)
    4,652,028   European Economic Union Euro .    8/28/00        (4,501,519)
   14,174,411   European Economic Union Euro .    9/11/00       (13,729,401)
   10,794,279   European Economic Union Euro .   10/20/00       (10,484,520)
    9,141,186   European Economic Union Euro .   10/27/00        (8,883,326)
   23,251,488   European Economic Union Euro .    11/6/00       (22,611,809)
   19,391,700   European Economic Union Euro .   11/13/00       (18,867,672)

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

                                       30

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--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
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March 31, 2000

                                                 CONTRACT       MARKET
                                                   VALUE         VALUE
   CONTRACTS                                       DATE        (NOTE 1)
   ---------                                     --------      --------
FORWARD EXCHANGE CONTRACTS TO SELL
   30,308,771   European Economic Union Euro .   11/20/00   $   (29,504,521)
   39,163,244   European Economic Union Euro .    12/7/00       (38,170,458)
   11,431,838   European Economic Union Euro .   12/11/00       (11,145,230)
   75,721,006   European Economic Union Euro .    1/16/01       (74,012,660)
    9,864,852   European Economic Union Euro .    1/29/01        (9,651,231)
   58,973,855   European Economic Union Euro .    2/12/01       (57,754,360)
   48,704,461   European Economic Union Euro .    2/26/01       (47,744,864)
   20,216,315   European Economic Union Euro .     3/7/01       (19,830,689)
   17,270,983   European Economic Union Euro .    3/12/01       (16,947,560)
   18,285,944   European Economic Union Euro .    3/26/01       (17,961,364)
   19,878,604   European Economic Union Euro .    3/28/01       (19,528,349)
      281,338   Great Britain Pound Sterling .     4/3/00          (448,034)
       62,375   Great Britain Pound Sterling .     4/4/00           (99,333)
      128,047   Great Britain Pound Sterling .     4/6/00          (203,920)
    1,242,763   Great Britain Pound Sterling .     4/7/00        (1,979,157)
    6,225,100   Great Britain Pound Sterling .    4/13/00        (9,914,081)
   12,448,649   Great Britain Pound Sterling .    4/28/00       (19,827,333)
    6,159,153   Great Britain Pound Sterling .     5/8/00        (9,810,284)
    9,332,421   Great Britain Pound Sterling .    6/12/00       (14,866,717)
   12,484,940   Great Britain Pound Sterling .    6/16/00       (19,889,052)
   12,636,634   Great Britain Pound Sterling .     7/3/00       (20,133,239)
    4,474,845   Great Britain Pound Sterling .    7/14/00        (7,130,978)
   25,345,330   Great Britain Pound Sterling .    7/24/00       (40,397,064)
    3,083,470   Great Britain Pound Sterling .    8/21/00        (4,917,196)
    9,425,663   Great Britain Pound Sterling .    8/28/00       (15,033,021)
    2,288,896   Great Britain Pound Sterling .    9/11/00        (3,651,517)
    6,192,717   Great Britain Pound Sterling .    2/12/01        (9,887,311)
    9,503,897   Great Britain Pound Sterling .     3/7/01       (15,175,234)
   11,382,216   Great Britain Pound Sterling .    3/26/01       (18,175,689)
   16,751,685   Great Britain Pound Sterling .    3/28/01       (26,750,426)
   47,178,000   Hong Kong Dollar .............    4/13/00        (6,059,276)
   78,345,000   Hong Kong Dollar .............    4/28/00       (10,063,021)
   78,200,000   Hong Kong Dollar .............     5/8/00       (10,044,705)
   31,360,800   Hong Kong Dollar .............    5/15/00        (4,028,330)
   62,879,200   Hong Kong Dollar .............    6/16/00        (8,077,540)
   78,491,000   Hong Kong Dollar .............     7/3/00       (10,083,368)
   94,239,600   Hong Kong Dollar .............    7/14/00       (12,106,498)
   31,474,000   Hong Kong Dollar .............    7/24/00        (4,043,304)
   78,763,000   Hong Kong Dollar .............    8/28/00       (10,118,230)
  125,504,000   Hong Kong Dollar .............   10/20/00       (16,123,000)
   39,170,500   Hong Kong Dollar .............   10/27/00        (5,032,106)
  125,395,200   Hong Kong Dollar .............   11/13/00       (16,109,326)
   78,255,000   Hong Kong Dollar .............   11/20/00       (10,053,353)
  117,141,000   Hong Kong Dollar .............    12/7/00       (15,049,206)
   45,919,110   Hong Kong Dollar .............    3/28/01        (5,899,748)
   50,895,218   Japanese Yen .................     4/3/00          (495,745)


- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

                                       31

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  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
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March 31, 2000

                                                 CONTRACT       MARKET
                                                   VALUE         VALUE
   CONTRACTS                                       DATE        (NOTE 1)
   ---------                                     --------      --------
FORWARD EXCHANGE CONTRACTS TO SELL
   35,533,580   Japanese Yen .................     4/4/00   $      (346,185)
   10,386,186   Japanese Yen .................     4/5/00          (101,208)
8,651,625,000   Japanese Yen .................    4/17/00       (84,510,422)
4,555,800,000   Japanese Yen .................    4/25/00       (44,573,771)
5,568,360,000   Japanese Yen .................     5/1/00       (54,544,724)
1,156,400,000   Japanese Yen .................    5/15/00       (11,353,940)
1,761,450,000   Japanese Yen .................    5/22/00       (17,314,681)
4,594,800,000   Japanese Yen .................     6/5/00       (45,271,025)
4,037,950,000   Japanese Yen .................    6/12/00       (39,830,755)
1,142,200,000   Japanese Yen .................    6/16/00       (11,274,244)
5,763,750,000   Japanese Yen .................    6/23/00       (56,957,824)
1,146,300,000   Japanese Yen .................     7/3/00       (11,347,313)
8,038,800,000   Japanese Yen .................    7/14/00       (79,735,781)
  672,360,000   Japanese Yen .................    7/24/00        (6,681,144)
  652,380,000   Japanese Yen .................    8/14/00        (6,507,252)
3,152,550,000   Japanese Yen .................    8/21/00       (31,485,231)
2,843,628,000   Japanese Yen .................    9/11/00       (28,507,383)
  992,000,000   Japanese Yen .................   10/27/00       (10,029,416)
  495,700,000   Japanese Yen .................   11/13/00        (5,027,548)
1,987,780,000   Japanese Yen .................    1/16/01       (20,400,340)
4,929,000,000   Japanese Yen .................    1/29/01       (50,706,416)
4,095,200,000   Japanese Yen .................    2/13/01       (42,244,523)
1,518,600,000   Japanese Yen .................     3/7/01       (15,728,231)
  634,851,000   Japanese Yen .................    3/26/01        (6,597,911)
    8,914,245   New Zealand Dollar ...........     5/8/00        (4,423,213)
   12,151,804   New Zealand Dollar ...........    6/12/00        (6,029,737)
    1,882,176   New Zealand Dollar ...........     7/3/00          (933,943)
    9,421,519   New Zealand Dollar ...........    7/31/00        (4,675,023)
    4,871,395   New Zealand Dollar ...........    11/6/00        (2,417,264)
    8,828,723   New Zealand Dollar ...........   11/13/00        (4,380,957)
   27,662,517   New Zealand Dollar ...........    12/7/00       (13,726,631)
    5,278,116   New Zealand Dollar ...........    3/28/01        (2,619,038)
   23,490,000   Norwegian Krone ..............    5/22/00        (2,783,059)
   79,559,000   Norwegian Krone ..............    8/28/00        (9,432,887)
    6,328,800   Norwegian Krone ..............    9/11/00          (750,475)
   79,260,000   Norwegian Krone ..............   11/20/00        (9,405,461)
   51,541,750   Norwegian Krone ..............    12/7/00        (6,117,330)
   47,445,600   Norwegian Krone ..............   12/11/00        (5,631,405)
   81,155,000   Norwegian Krone ..............    2/12/01        (9,638,739)
  125,032,500   Norwegian Krone ..............     3/7/01       (14,853,594)
   44,313,300   Norwegian Krone ..............    3/12/01        (5,264,599)
   42,768,600   Norwegian Krone ..............    3/28/01        (5,081,964)
    2,495,876   Singapore Dollar .............     4/5/00        (1,458,513)
   33,740,000   Singapore Dollar .............    4/13/00       (19,733,613)
   41,650,000   Singapore Dollar .............    4/28/00       (24,399,291)
   16,532,000   Singapore Dollar .............     5/8/00        (9,694,732)


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                                       32

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2000

                                                 CONTRACT          MARKET
                                                   VALUE            VALUE
   CONTRACTS                                       DATE           (NOTE 1)
   ---------                                     --------         --------
FORWARD EXCHANGE CONTRACTS TO SELL
    8,300,500   Singapore Dollar .............    5/15/00   $    (4,871,077)
   11,554,900   Singapore Dollar .............    6/23/00        (6,807,875)
   49,629,000   Singapore Dollar .............    7/14/00       (29,301,868)
   13,161,600   Singapore Dollar .............    7/31/00        (7,784,013)
    8,179,000   Singapore Dollar .............    8/14/00        (4,843,949)
   17,148,560   Singapore Dollar .............    8/28/00       (10,170,226)
    8,084,500   Singapore Dollar .............   10/27/00        (4,822,905)
   24,415,500   Singapore Dollar .............    11/6/00       (14,579,446)
   40,660,000   Singapore Dollar .............   11/20/00       (24,312,514)
    4,909,800   Singapore Dollar .............    12/7/00        (2,940,615)
   49,095,000   Singapore Dollar .............   12/11/00       (29,415,684)
   29,250,000   Singapore Dollar .............    1/16/01       (17,586,143)
      497,400   Singapore Dollar .............    3/28/01          (301,094)
   65,775,000   South African Rand ...........    4/28/00       (10,034,332)
   51,332,000   South African Rand ...........    6/23/00        (7,784,592)
   19,570,800   South African Rand ...........    7/14/00        (2,961,476)
   98,017,500   South African Rand ...........    7/31/00       (14,806,104)
   24,255,000   South African Rand ...........    3/26/01        (3,566,650)
    9,402,400   South African Rand ...........    3/28/01        (1,382,604)
   81,385,000   Swedish Krona ................    4/13/00        (9,440,770)
   73,989,000   Swedish Krona ................    4/28/00        (8,591,522)
   24,981,000   Swedish Krona ................    5/22/00        (2,905,145)
   33,746,000   Swedish Krona ................     6/5/00        (3,927,890)
   24,927,600   Swedish Krona ................     7/3/00        (2,906,522)
   65,504,000   Swedish Krona ................    7/24/00        (7,647,549)
   40,856,000   Swedish Krona ................    8/28/00        (4,780,180)
    4,893,000   Swedish Krona ................    9/11/00          (572,976)
   98,448,000   Swedish Krona ................   11/20/00       (11,575,256)
   84,000,000   Swedish Krona ................    2/12/01        (9,923,702)
   97,065,085   Swedish Krona ................    3/26/01       (11,494,474)
    5,081,700   Swedish Krona ................    3/28/01          (601,831)
   43,395,900   Swiss Franc ..................    4/25/00       (26,167,833)
   29,128,000   Swiss Franc ..................     5/8/00       (17,586,844)
   14,627,000   Swiss Franc ..................     6/5/00        (8,855,086)
    8,863,200   Swiss Franc ..................    6/13/00        (5,369,811)
   29,386,000   Swiss Franc ..................    6/16/00       (17,808,732)
   19,301,100   Swiss Franc ..................    6/23/00       (11,704,797)
    5,774,000   Swiss Franc ..................    8/21/00        (3,521,084)
    8,475,330   Swiss Franc ..................    9/11/00        (5,178,608)
   50,449,000   Swiss Franc ..................   10/27/00       (30,957,334)
   29,622,000   Swiss Franc ..................    11/6/00       (18,193,891)
   19,377,800   Swiss Franc ..................   11/13/00       (11,909,558)
   14,984,000   Swiss Franc ..................   11/20/00        (9,215,071)
   33,158,400   Swiss Franc ..................    12/7/00       (20,424,111)
    7,525,000   Swiss Franc ..................   12/11/00        (4,636,771)
   45,226,200   Swiss Franc ..................    1/16/01       (27,959,692)


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                                       33

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2000

                                                 CONTRACT        MARKET
                                                   VALUE          VALUE
   CONTRACTS                                       DATE         (NOTE 1)
   ---------                                     --------       --------
FORWARD EXCHANGE CONTRACTS TO SELL
    7,849,500   Swiss Franc ..................    1/29/01   $    (4,858,483)
   15,612,000   Swiss Franc ..................    2/12/01        (9,675,482)
   30,988,080   Swiss Franc ..................    3/12/01       (19,253,843)
   42,778,160   Swiss Franc ..................    3/26/01       (26,613,264)
   25,619,930   Swiss Franc ..................    3/28/01       (15,941,880)
                                                            ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $2,547,375,483) .............              $(2,513,323,351)
                                                            ===============


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                                       34

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

March 31, 2000

ASSETS
   Investments, at value (Cost $2,368,925,810) (Note 1)
      SEE ACCOMPANYING SCHEDULE .....................             $3,156,663,762
   Cash and foreign currency (Cost $223,544) ........                    218,898
   Receivable for Fund shares sold ..................                 37,134,174
   Net unrealized appreciation of forward exchange
      contracts (Note 1) ............................                 34,546,905
   Dividends and interest receivable ................                  9,653,226
   Receivable for investment securities sold ........                  7,565,843
   Prepaid expenses .................................                      9,622
                                                                  --------------
      TOTAL ASSETS ..................................              3,245,792,430
                                                                  --------------
LIABILITIES
   Payable for Fund shares redeemed .................  $6,497,182
   Investment advisory fee payable (Note 2) .........   2,058,994
   Payable for investment securities purchased ......     204,393
   Custodian fees payable (Note 2) ..................     128,467
   Transfer agent fees payable (Note 2) .............      77,003
   Accrued expenses and other payables ..............     322,197
                                                       ----------
      TOTAL LIABILITIES .............................                  9,288,236
                                                                  --------------
NET ASSETS ..........................................             $3,236,504,194
                                                                  ==============
NET ASSETS CONSIST OF
   Undistributed net investment income. .............             $    4,374,895
   Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies .....                128,892,619
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets             822,230,809
   Par value ........................................                     15,336
   Paid-in capital in excess of par value ...........              2,280,990,535
                                                                  --------------
      TOTAL NET ASSETS ..............................             $3,236,504,194
                                                                  ==============

NET ASSET VALUE, offering and redemption price per
   share ($3,236,504,194 / 153,363,515
      shares of common stock outstanding) ...........                     $21.10
                                                                          ======


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                                       35

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended March 31, 2000

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $7,174,419) ....  $ 67,172,243
   Interest (net of foreign withholding taxes of $194) ...........     9,787,437
                                                                    ------------
      TOTAL INVESTMENT INCOME ....................................    76,959,680
                                                                    ------------
EXPENSES
   Investment advisory fee (Note 2) .................  $38,723,126
   Custodian fees (Note 2) ..........................    1,442,589
   Administration fee (Note 2) ......................    1,168,597
   Transfer agent fees (Note 2) .....................      677,099
   Legal and audit fees .............................      123,407
   Directors' fees and expenses (Note 2) ............       55,285
   Other. ...........................................      544,008
                                                       -----------
      TOTAL EXPENSES .............................................    42,734,111
                                                                    ------------
NET INVESTMENT INCOME ............................................    34,225,569
                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities .................................................   97,708,035
      Forward exchange contracts .................................   32,333,768
      Foreign currencies and net other assets ....................     (287,063)
                                                                    ------------
   Net realized gain on investments during the year ..............  129,754,740
                                                                    ------------
   Net change in unrealized appreciation (depreciation) of:
      Securities .................................................  379,168,773
      Forward exchange contracts .................................   36,499,341
      Foreign currencies and net other assets ....................      (27,810)
                                                                    ------------
   Net unrealized appreciation of investments during the year ....  415,640,304
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..................  545,395,044
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................... $579,620,613
                                                                   ============

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                                       36

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   YEAR              YEAR
                                                   ENDED             ENDED
                                                  3/31/00           3/31/99
                                               --------------   --------------
Net investment income .......................  $   34,225,569   $   31,526,397
Net realized gain on securities, forward
   exchange contracts and currency transactions
   during the year ..........................     129,754,740      197,166,019
Net unrealized appreciation (depreciation) of
   securities, forward exchange contracts,
   foreign currencies and net other assets
   during the year ..........................     415,640,304     (176,604,854)
                                               --------------   --------------
Net increase in net assets resulting
   from operations ..........................     579,620,613       52,087,562
DISTRIBUTIONS:
   Dividends to shareholders from net
      investment income .....................     (38,718,066)     (51,902,775)
   Distributions to shareholders from net
      realized gain on investments ..........     (87,908,561)    (135,825,791)
Net increase in net assets from Fund share
   transactions (Note 4) ....................     193,936,237      197,274,233
                                               --------------   --------------
Net increase in net assets ..................     646,930,223       61,633,229

NET ASSETS
Beginning of year. ..........................   2,589,573,971    2,527,940,742
                                               --------------   --------------
End of year (including undistributed net
   investment income of $4,374,895 and
   $7,038,576, respectively) ................  $3,236,504,194   $2,589,573,971
                                               ==============   ==============

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                                       37

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                      YEAR        YEAR         YEAR        YEAR       YEAR
                                      ENDED       ENDED        ENDED       ENDED      ENDED
                                     3/31/00     3/31/99      3/31/98     3/31/97   3/31/96(a)
                                     -------     -------      -------     -------   ----------
Net asset value, beginning of year   $18.08       $18.98       $15.46      $14.28     $11.52
                                     ------       ------       ------      ------     ------
Income from investment operations:
Net investment income (b) ........     0.23         0.23         0.26        0.12       0.15
Net realized and unrealized gain
   on investments ................     3.64         0.24         4.62        2.18       2.81
                                     ------       ------       ------      ------     ------
      Total from investment
         operations ..............     3.87         0.47         4.88        2.30       2.96
                                     ------       ------       ------      ------     ------
DISTRIBUTIONS:
   Dividends from net investment
      income .....................    (0.26)       (0.38)       (0.79)      (0.19)        --
   Dividends in excess of net
      investment income ..........       --           --        (0.08)      (0.36)        --
   Distributions from net realized
      gains ......................    (0.59)       (0.99)       (0.49)      (0.57)     (0.05)
   Distributions in excess of net
      realized gains .............       --           --           --          --      (0.15)
                                     ------       ------       ------      ------     ------
      Total distributions ........    (0.85)       (1.37)       (1.36)      (1.12)     (0.20)
                                     ------       ------       ------      ------     ------
Net asset value, end of year .....   $21.10       $18.08       $18.98      $15.46     $14.28
                                     ======       ======       ======      ======     ======
Total return (c) .................   21.68%        3.03%       33.09%      16.66%     25.88%
                                     ======        =====       ======      ======     ======
Ratios/Supplemental Data:
Net assets, end of year
    (in 000's)                   $3,236,504   $2,589,574   $2,527,941  $1,441,210   $950,911
Ratio of operating expenses to
   average net assets (d) ........    1.38%        1.41%        1.42%       1.58%      1.60%
Ratio of net investment income
   to average net assets .........    1.10%        1.26%        1.05%       0.73%      1.15%
Portfolio turnover rate ..........      16%          23%          16%         20%        17%

------------------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were $0.26 and $0.11, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratio before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were 1.43% and 1.58%, respectively.

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                                       38

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as

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                                       39

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

determined by the Investment Advisor under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on

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                                       40

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.


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                                       41

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

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                                       42

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The current and retired managing  directors and their families,  as well as
employees  of  Tweedy,   Browne,  the  Investment  Adviser  to  the  Fund,  have
approximately $46.4 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect, majority-owned subsidiary of PNC Financial Services Group Inc. Under the
Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                  FEES ON ASSETS
                                 -----------------------------------------------
                                                      BETWEEN
                                                   $500 MILLION
                                     UP TO              AND            EXCEEDING
                                 $500 MILLION       $1 BILLION        $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%            0.04%              0.02%
--------------------------------------------------------------------------------

                                     UP TO           EXCEEDING
                                 $100 MILLION      $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                     0.03%              0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2000, aggregated $483,240,803 and $469,834,648, respectively.

     At March 31, 2000, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $980,524,006 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $192,787,580.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                   -------------------------------------------------------------
                         YEAR ENDED 3/31/00             YEAR ENDED 3/31/99
                   -------------------------------------------------------------
                      SHARES         AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold               103,466,727  $ 2,114,976,918     68,156,263   $1,217,805,048
Reinvested           5,919,140      117,469,197     10,128,684      170,060,040
Redeemed           (99,258,702)  (2,038,509,878)   (68,246,032)  (1,190,590,855)
--------------------------------------------------------------------------------
Net Increase        10,127,165  $   193,936,237     10,038,915   $  197,274,233
--------------------------------------------------------------------------------

5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically

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                                       44

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 29, 1999, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. As a temporary measure, the Commitment was increased to $300 million for the period December 1, 1999 through January 31, 2000. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment and, during the period December 1, 1999 through January 31, 2000, a facility fee equal to 0.11% annually of the unutilized increase in the Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2000, the Company did not borrow, on behalf of the Fund, under the Agreement.

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                                       45

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Directors of Tweedy, Browne Fund Inc.

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne Global Value Fund (the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne Global Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Boston, Massachusetts
May 8, 2000

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                                       46

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 2000

      For the fiscal year ended March 31, 2000, the amount of long-term capital gain designated by the Fund was $83,584,944, which is taxable as a 20% rate gain for Federal income tax purposes.

      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2000, 12.73% qualify for the dividend received deduction available to corporate shareholders.

      If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

      For the fiscal year ended March 31, 2000, the Fund derived $84,134,293 of gross income from foreign sources and paid foreign taxes of $7,174,613 (representing $0.55 and $0.05 per share, respectively).

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                       47

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

March 31, 2000

                HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     TWEEDY, BROWNE AMERICAN VALUE FUND VS.
                STANDARD & POOR'S 500 STOCK INDEX ("S&P 500") AND
                MORNINGSTAR MID-CAP VALUE FUNDS ("MMCV") AVERAGE
                             12/8/93 THROUGH 3/31/00

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

               TWEEDY, BROWNE      S&P 500         MMCV
DATE           AMERICAN VALUE      INDEX          AVERAGE
----           --------------      -------        -------
12/8/93           $10,000.0      $10,120.9       $10,257.5
                   10,120.0       10,464.7        10,577.0
                   10,030.0       10,180.8        10,400.5
3/31/94             9,710.0        9,737.7        10,005.6
                    9,780.0        9,862.5        10,087.2
                    9,950.0       10,023.8        10,140.0
6/30/94             9,820.0        9,778.4         9,941.5
                    9,970.0       10,099.3        10,219.6
                   10,410.0       10,512.4        10,611.1
9/30/94            10,260.0       10,255.6        10,417.9
                   10,290.0       10,485.7        10,463.8
                    9,940.0       10,104.2        10,040.7
12/31/94            9,884.0       10,253.8        10,118.1
                   10,135.6       10,519.6        10,244.4
                   10,467.8       10,929.1        10,603.8
3/31/95            10,779.8       11,251.1        10,849.8
                   11,242.8       11,582.2        11,127.0
                   11,625.3       12,044.4        11,455.3
6/30/95            11,977.6       12,323.7        11,694.3
                   12,249.3       12,732.2        12,100.5
                   12,551.3       12,763.9        12,250.2
9/30/95            13,064.6       13,302.3        12,509.9
                   12,662.0       13,254.8        12,259.1
                   13,064.6       13,836.0        12,763.8
12/31/95           13,463.2       14,102.5        12,968.0
                   13,900.1       14,581.9        13,251.4
                   14,072.8       14,717.6        13,468.8
3/31/96            14,519.9       14,859.3        13,679.2
                   14,733.3       15,078.2        13,987.4
                   14,977.2       15,466.3        14,211.1
6/30/96            14,997.5       15,525.3        14,091.8
                   14,438.6       14,839.8        13,445.9
                   14,743.4       15,153.3        13,905.2
9/30/96            15,170.2       16,005.4        14,381.6
                   15,434.4       16,446.7        14,580.5
                   16,379.4       17,688.7        15,443.5
12/31/96           16,485.3       17,338.3        15,541.7
                   17,022.8       18,420.9        15,990.4
                   17,602.6       18,565.6        16,131.1
3/31/97            17,096.6       17,804.2        15,687.0
                   17,497.2       18,866.1        15,958.9
                   18,614.5       20,019.5        17,036.9
6/30/97            19,773.9       20,909.5        17,631.0
                   21,323.4       22,572.8        18,784.4
                   20,627.7       21,309.2        18,612.1
9/30/97            21,997.9       22,475.6        19,606.2
                   21,312.8       21,725.8        18,843.7
                   22,008.5       22,730.7        19,111.9
12/31/97           22,892.4       23,120.8        19,471.6
                   22,686.4       23,376.3        19,317.3
                   24,128.7       25,061.3        20,616.1
3/31/98            24,985.4       26,343.6        21,508.3
                   25,191.4       26,613.4        21,607.7
                   25,072.1       26,156.6        21,020.2
6/30/98            25,755.3       27,218.3        20,850.1
                   25,343.2       26,930.6        19,812.4
                   21,558.6       23,039.8        16,830.6
9/30/98            21,992.3       24,517.0        17,519.5
                   23,185.2       26,508.2        18,758.5
                   24,399.8       28,114.1        19,546.3
12/31/98           25,087.1       29,733.1        20,009.6
                   24,690.0       30,976.0        19,931.6
                   24,116.3       30,013.4        19,288.6
3/31/99            24,712.1       31,213.9        19,780.2
                   26,366.9       32,422.7        21,623.2
                   26,311.7       31,657.9        21,784.2
6/30/99            27,745.9       33,413.7        22,431.9
                   26,962.6       32,371.3        21,854.9
                   26,256.6       32,211.1        21,076.7
9/30/99            25,716.0       31,329.1        20,196.5
                   26,035.9       33,310.8        20,572.4
                   25,826.3       33,987.9        20,682.7
12/30/99           25,589.9       35,986.9        21,436.8
                   24,777.7       34,179.1        20,439.5
                   22,981.7       33,532.8        19,860.2
3/31/00            25,017.9       36,811.1        21,969.2

--------------------------------------------------------------------------------
THE S&P 500 IS AN INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND OVER-THE-COUNTER MARKET AND INCLUDES THE REINVESTMENT OF DIVIDENDS.

MMCV  AVERAGE  CONSISTS  OF THE  AVERAGE  RETURNS  OF ALL  MUTUAL  FUNDS  IN THE
MORNINGSTAR UNIVERSE CLASSIFIED AS VALUE FUNDS WITH MEDIAN MARKET CAPITALIZATIONS GREATER THAN OR EQUAL TO $1 BILLION BUT LESS THAN OR EQUAL TO $5 BILLION.

INDEX AND AVERAGE INFORMATION IS AVAILABLE AT MONTH END ONLY; THEREFORE, THE CLOSEST MONTH END TO INCEPTION DATE OF THE FUND, NOVEMBER 30, 1993, HAS BEEN USED.
--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURN*      |        AGGREGATE TOTAL RETURN*
      ----------------------------      |        -----------------------
                                        |                    YEAR    INCEPTION
                               WITHOUT  |                    ENDED  (12/8/93)-
THE FUND             ACTUAL   WAIVERS** |                   3/31/00   3/31/00
--------             ------   --------- |                   -------  ---------
Inception (12/8/93)                     |  The Fund          1.24%    150.18%
 through 3/31/00      15.63%   15.47%   |  S&P 500          17.93%    268.11%
Year Ended 3/31/00     1.24%    1.24%   |  MMCV             11.14%    119.69%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: THE PERFORMANCE  SHOWN  REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE
      OF FUTURE RESULTS. THE FUND'S SHARE PRICE AND INVESTMENT RETURN WILL VARY WITH MARKET CONDITIONS, AND THE PRINCIPAL VALUE OF SHARES, WHEN REDEEMED, MAY BE MORE OR LESS THAN ORIGINAL COST.

 *    ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS.
**    SEE NOTE 2 TO FINANCIAL STATEMENTS.


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                       48

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------

March 31, 2000

      In accordance with rules and guidelines set out by the Securities and Exchange Commission, we have provided a comparison of the historical investment results of Tweedy, Browne American Value Fund to the historical investment results of the most appropriate broad-based securities market indexes, including the Standard & Poor's 500 Stock Index (the "S&P 500") and the Morningstar Mid-Cap Value Funds (the "MMCV") Average. However, the historical results of the S&P 500 and MMCV in large measure represent the investment results of stocks that we do not own. Any portfolio which does not own exactly the same stocks in exactly the same proportions as the index to which the particular portfolio is being compared is not likely to have the same results as the index. The investment behavior of a diversified portfolio of undervalued stocks tends to be correlated to the investment behavior of a broad index; i.e., when the index is up, probably more than one-half of the stocks in the entire universe of public companies that are included in the same index will be up, albeit, in greater or lesser percentages than the index. Similarly, when the index declines, probably more than one half of the stocks in the entire universe of public companies that are included in the index will be down in greater or lesser percentages than the index. But it is almost a mathematical truth that "different stocks equal different results."

      Favorable or unfavorable historical investment results in comparison to an index are not necessarily predictive of future comparative investment results. In ARE SHORT-TERM PERFORMANCE AND VALUE INVESTING MUTUALLY EXCLUSIVE?, Eugene Shahan analyzed the investment performance of seven money managers, about whom Warren Buffett wrote in his article, THE SUPER INVESTORS OF GRAHAM AND DODDSVILLE. Over long periods of time, the seven managers significantly outperformed the market as measured by the Dow Jones Industrial Average (the "DJIA") or the S&P 500 by between 7.7% and 16.5% annually. (The goal of most institutional money managers is to outperform the market by 2% to 3%.) However, for periods ranging from 13 years to 28 years, this group of managers underperformed the market between 7.7% and 42% of the years. Six of the seven investment managers underperformed the market between 28% and 42% of the years. In today's environment, they would have lost many of their clients during their periods of underperformance. Longer term, it would have been the wrong decision to fire any of those money

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                                       49

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PERSPECTIVE ON ASSESSING INVESTMENT RESULTS
--------------------------------------------------------------------------------
managers. In examining the seven long-term investment records, unfavorable investment results as compared to either index did not predict the future favorable comparative investment results which occurred, and favorable investment results in comparison to the DJIA or the S&P 500 were not always followed by future favorable comparative results. Stretches of consecutive annual underperformance ranged from one to six years. Mr. Shahan concluded:

      UNFORTUNATELY, THERE IS NO WAY TO DISTINGUISH BETWEEN A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL DO WELL OVER 15 YEARS, FROM A POOR THREE-YEAR STRETCH FOR A MANAGER WHO WILL CONTINUE TO DO POORLY. NOR IS THERE ANY REASON TO BELIEVE THAT A MANAGER WHO DOES WELL FROM THE OUTSET CANNOT CONTINUE TO DO WELL, AND CONSISTENTLY.

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                                       50

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

[Graphic of America outline omitted]
                                                                        MARKET
                                                                         VALUE
   SHARES                                                              (NOTE 1)
   ------                                                              --------
              COMMON STOCKS--DOMESTIC--77.3%
              ADVERTISING--0.5%
      11,580  Grey Advertising Inc. .............................   $  4,666,740
                                                                    ------------
              AUTOMOTIVE PARTS--1.4%
     739,000  Dollar Thrifty Automotive Group Inc.+ .............     12,701,563
       5,200  Woodward Governor Company .........................        118,625
                                                                    ------------
                                                                      12,820,188
                                                                    ------------
              BANKING--7.1%
      45,300  BancFirst Corporation .............................      1,177,800
      20,400  Cape Cod Bank & Trust Company .....................        265,200
     112,650  Comerica Inc. .....................................      4,717,219
       4,500  Community Financial Group-Bank of Nashville .......         60,891
      20,400  First Mortgage Corporation+ .......................         62,067
     100,000  First Union Corporation ...........................      3,725,000
     927,295  Hibernia Corporation, Class A .....................      9,736,598
      44,642  Mid-America Bancorp ...............................      1,160,692
     246,700  PNC Bank Corporation ..............................     11,116,919
     802,520  Popular Inc. ......................................     17,830,991
     360,000  Wells Fargo & Company .............................     14,737,500
                                                                    ------------
                                                                      64,590,877
                                                                    ------------
              BASIC INDUSTRIES--4.7%
     140,000  ACX Technologies Inc.+ ............................        577,500
     215,700  Gorman-Rupp Company ...............................      3,397,275
     617,700  Rayonier, Inc. ....................................     30,112,875
      70,200  Sequa Corporation, Class A+ .......................      2,781,675
      64,000  Tecumseh Products Company, Class A ................      2,818,000
      66,100  Tecumseh Products Company, Class B ................      2,831,972
                                                                    ------------
                                                                      42,519,297
                                                                    ------------
              BROADCAST, RADIO & TV--3.2%
     668,060  Comcast Corporation, Class A+ .....................     28,956,226
                                                                    ------------
              BUSINESS AND COMMERCIAL SERVICES--1.2%
      93,400  HUB Group Inc., Class A+ ..........................      1,485,644
       5,200  IIC Industries Inc.+ ..............................         53,463
      31,500  Navigators Group Inc. .............................        322,875
     143,100  Primark Corporation+ ..............................      3,452,288
     458,900  Wallace Computer Services Inc. ....................      5,420,756
                                                                    ------------
                                                                      10,735,026
                                                                    ------------
              CHEMICALS--1.6%
     307,000  International Specialty Products Inc.+ ............      1,976,313
     727,700  Lilly Industries Inc., Class A ....................      9,005,288


- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                         VALUE
   SHARES                                                              (NOTE 1)
   ------                                                              --------
              COMMON STOCKS--DOMESTIC
              CHEMICALS--(CONTINUED)
     232,900  Oil-Dri Corporation of America ....................   $  1,761,306
      77,500  Stepan Chemical Company ...........................      1,680,781
                                                                    ------------
                                                                      14,423,688
                                                                    ------------
              CONSUMER NON-DURABLES--2.4%
     130,400  Coca-Cola Bottling Company ........................      6,907,125
     347,500  M & F Worldwide Corporation+ ......................      1,520,313
     778,295  UST Inc. ..........................................     12,160,859
      57,200  Village Super Market Inc., Class A+ ...............        759,687
                                                                    ------------
                                                                      21,347,984
                                                                    ------------
              CONSUMER SERVICES--1.8%
     509,200  Bell & Howell Company+ ............................     15,912,500
                                                                    ------------
              ELECTRONIC EQUIPMENT--0.2%
     115,000  Regal Beloit ......................................      2,012,500
                                                                    ------------
              ENGINEERING AND CONSTRUCTION--0.5%
     107,300  Harding Lawson Associates Group Inc.+ .............      1,143,416
     150,500  Hovnanian Enterprises Inc., Class A+ ..............        921,813
      22,900  Liberty Homes Inc., Class A .......................        168,887
      10,000  Liberty Homes Inc., Class B .......................         75,000
     268,000  RDO Equipment Company, Class A+ ...................      1,541,000
     158,000  Washington Homes Inc.+ ............................        898,625
                                                                    ------------
                                                                       4,748,741
                                                                    ------------
              FINANCIAL SERVICES--18.8%
     291,330  American Express Company ..........................     43,389,962
     980,300  Credit Acceptance Corporation+ ....................      5,299,747
     789,380  Federal Home Loan Mortgage Corporation ............     34,880,729
     623,500  Household International Inc. ......................     23,264,344
      41,600  Kent Financial Services Inc.+ .....................        185,900
     858,700  MBIA Inc. .........................................     44,706,069
     756,000  Phoenix Duff & Phelps Corporation .................      5,859,000
       4,400  ReliaStar Financial Corporation ...................        149,050
     441,200  Torchmark Corporation .............................     10,202,750
      29,800  Value Line Inc. ...................................      1,121,225
      39,004  Whitney Holding Corporation .......................      1,262,754
                                                                    ------------
                                                                     170,321,530
                                                                    ------------
              FOOD AND BEVERAGES--2.8%
   1,456,650  Panamerican Beverages Inc., Class A ...............     25,673,456
                                                                    ------------
              FURNITURE--1.1%
     375,440  HON Industries Inc. ...............................      9,667,580
                                                                    ------------


- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                         VALUE
   SHARES                                                              (NOTE 1)
   ------                                                              --------
              COMMON STOCKS--DOMESTIC
              HEALTH CARE--2.8%
      83,412  Johnson & Johnson .................................   $  5,844,053
   1,555,000  Quorum Health Group, Inc.+ ........................     15,695,781
     269,800  Sola International Inc. ...........................      1,652,525
     155,500  Spacelabs Medical Inc.+ ...........................      2,488,000
                                                                    ------------
                                                                      25,680,359
                                                                    ------------
              INSURANCE--9.7%
     408,900  21st Century Insurance Group ......................      8,791,350
     463,500  American Annuity Group Inc. .......................      7,068,375
      77,400  American Indemnity Financial Corporation ..........         77,400
     165,125  American National Insurance Company ...............      9,535,969
      16,520  Kansas City Life Insurance Company ................        397,513
     119,000  Leucadia National Corporation .....................      2,826,250
      21,600  Merchants Group Inc. ..............................        326,700
     110,000  National Western Life Insurance Company, Class A+ .      9,075,000
     278,000  SCPIE Holdings Inc. ...............................      8,513,750
     486,000  Transatlantic Holdings Inc. .......................     41,553,000
                                                                    ------------
                                                                      88,165,307
                                                                    ------------
              METALS AND METAL PRODUCTS--0.2%
     100,000  Schnitzer Steel Industries Inc. ...................      1,787,500
                                                                    ------------
              OIL AND GAS--0.3%
      41,460  Matrix Service Company+ ...........................        220,256
     153,500  Penn Virginia Corporation .........................      2,628,687
                                                                    ------------
                                                                       2,848,943
                                                                    ------------
              PRINTING AND PUBLISHING--2.3%
     276,159  Central Newspapers Inc., Class A ..................      9,285,846
   1,080,100  Hollinger International Inc. ......................     11,611,075
                                                                    ------------
                                                                      20,896,921
                                                                    ------------
              REAL ESTATE--3.4%
     560,100  Castle & Cooke Inc.+ ..............................      9,416,681
     675,000  Federated Investors, Inc., Class B ................     18,435,938
     361,693  HomeFed Corporation+ ..............................        231,484
     108,000  Koger Equity Inc. .................................      1,863,000
      13,200  Mays (J.W) Inc.+ ..................................         75,900
      55,225  Ramco-Gershenson Properties Trust .................        786,956
                                                                    ------------
                                                                      30,809,959
                                                                    ------------
              RESTAURANT CHAINS--3.4%
     809,000  McDonald's Corporation ............................     30,388,063
                                                                    ------------

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                         VALUE
   SHARES                                                              (NOTE 1)
   ------                                                              --------
              COMMON STOCKS--DOMESTIC
              RETAIL--1.8%
     217,000  Discount Auto Parts Inc.+ .........................  $   1,939,437
     117,900  EZCORP Inc., Class A ..............................        467,916
      54,500  Friedman's Inc., Class A ..........................        338,070
     115,100  Government Technology Services Inc.+ ..............        399,253
     130,100  Swiss Army Brands Inc.+ ...........................        609,844
     182,700  Syms Corporation+ .................................        730,800
     824,500  Value City Department Stores, Inc.+ ...............     11,439,937
                                                                    ------------
                                                                      15,925,257
                                                                    ------------
              TELECOMMUNICATIONS--2.2%
      93,600  Commonwealth Telephone Enterprises Inc.+ ..........      4,396,275
     280,800  RCN Corporation+ ..................................     15,119,325
                                                                    ------------
                                                                      19,515,600
                                                                    ------------
              TRANSPORTATION/TRANSPORTATION SERVICES--3.9%
     650,400  GATX Corporation ..................................     24,715,200
     800,000  Wisconsin Central Transportation Corporation+ .....      9,775,000
      34,900  XTRA Corporation+ .................................      1,326,200
                                                                    ------------
                                                                      35,816,400
                                                                    ------------
              TOTAL COMMON STOCKS--DOMESTIC
              (COST $586,795,029) ...............................    700,230,642
                                                                    ------------
              COMMON STOCKS--FOREIGN--17.2%
              HONG KONG--0.1%
   1,244,312  CDL Hotels International Ltd. .....................        371,541
     280,000  Jardine Strategic Holdings Ltd. ...................        571,200
                                                                    ------------
                                                                         942,741
                                                                    ------------
              JAPAN--4.9%
      67,000  Amatsuji Steel Ball Manufacturing Company .........        652,481
      33,000  CCI Corporation ...................................        215,319
     247,700  Chofu Seisakusho Company ..........................      3,451,903
      61,000  Denyo Company Ltd. ................................        431,874
      93,000  Fuji Coca-Cola Bottling Company ...................        919,268
     326,000  Fujitec Company Ltd. ..............................      2,746,165
     293,000  Fukuda Denshi .....................................      5,478,502
      65,000  Hitachi Medical Corporation .......................        715,927
     109,000  Inabi Denkisangyo Company Ltd. ....................      1,189,940
     112,000  Katsuragawa Electric Company ......................        357,754
     130,000  Koito Manufacturing ...............................        676,048
      95,000  Matsumoto Yushi-Seiyaku Company ...................      1,942,835


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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                         VALUE
   SHARES                                                              (NOTE 1)
   ------                                                              --------
              COMMON STOCKS--FOREIGN
              JAPAN--(CONTINUED)
      23,000  Nankai Plywood Company Ltd. .......................   $     94,522
     107,000  Nippon Cable System ...............................      1,156,644
     118,000  Nippon Konpo Unyu Soko ............................        698,680
      52,000  Nitto FC Company ..................................        202,561
     119,000  Riken Vitamin .....................................      1,547,110
      19,000  Sangetsu Company Ltd. .............................        366,363
      31,000  Sanko Sangyo Company ..............................        261,138
     130,600  Sanyo Shinpan Finance Company Ltd. ................      4,222,545
      63,800  Shikoku Coca-Cola Bottling ........................        701,468
     220,000  Sonton Food Industry ..............................      2,333,155
     186,000  Tachi-S ...........................................        905,682
      88,600  Takefuji Corporation. .............................      9,491,162
      13,000  Tomita Electric Company Ltd. ......................         44,310
     162,000  Torishima Pump Manufacturing ......................        769,888
     188,000  Tsubaki Nakashima Company Ltd. ....................      2,013,926
     113,000  U- Shin ...........................................        517,213
      10,000  Zojirushi .........................................         48,693
                                                                    ------------
                                                                      44,153,076
                                                                    ------------
              NETHERLANDS--1.7%
     218,600  Akzo Nobel NV, Sponsored ADR ......................      9,420,294
      36,500  Telegraaf Holdingmaatschappi j De Telegraaf NV ....      1,144,631
     107,857  Unilever NV, ADR ..................................      5,190,618
                                                                    ------------
                                                                      15,755,543
                                                                    ------------
              SPAIN--0.0%++
      32,000  Unipapel SA .......................................        312,544
                                                                    ------------
              SWEDEN--5.2%
     804,300  Pharmacia & Upjohn Inc., Depository Shares ........     46,615,278
                                                                    ------------
              SWITZERLAND--1.4%
     134,000  Nestle SA, Registered, ADR ........................     12,010,708
      10,666  Novartis AG, ADR ..................................        729,524
                                                                    ------------
                                                                      12,740,232
                                                                    ------------
              UNITED KINGDOM--3.9%
     321,030  Caradon PLC .......................................        713,181
     274,000  Carclo Engineering Group PLC ......................        567,249
     326,000  Diageo PLC, Sponsored ADR .........................      9,820,750
     150,000  Dowding & Mills PLC ...............................         85,995
     163,670  Glaxo Wellcome PLC, Units, Sponsored ADR ..........      9,380,337
     142,000  Hardys & Hansons PLC ..............................        471,492
     189,385  McAlpine (Alfred) PLC .............................        585,096


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                                       55

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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

March 31, 2000

                                                                         VALUE
   SHARES                                                              (NOTE 1)
   ------                                                              --------
              COMMON STOCKS--FOREIGN
              UNITED KINGDOM--(CONTINUED)
      63,800  SmithKline Beecham PLC, Units, ADR ................   $  4,214,787
     364,000  Unilever PLC, Sponsored ADR .......................      9,509,500
                                                                    ------------
                                                                      35,348,387
                                                                    ------------
              TOTAL COMMON STOCKS--FOREIGN
              (COST $108,417,064) ...............................    155,867,801
                                                                    ------------
    FACE
    VALUE
    -----
              COMMERCIAL PAPER--2.8%
              (COST $25,000,000)
$ 25,000,000  General Electric Capital Corporation,
                6.180% due 4/3/00 ...............................     25,000,000
                                                                    ------------
              U.S. TREASURY BILL--0.1%
              (COST $1,014,790)
   1,061,000  5.980%** due 1/4/01 ...............................      1,012,926
                                                                    ------------
              REPURCHASE AGREEMENT--1.4%
              (COST $12,635,000)
  12,635,000  Agreement with Warburg Dillon Read, 6.060% dated
              3/31/00, to be repurchased at $12,641,381 on 4/3/00,
              collateralized by $11,947,000 U.S. Treasury Bonds,
              6.500% due 11/15/26 (market value $12,887,826) ....     12,635,000
                                                                    ------------
TOTAL INVESTMENTS (COST $733,861,883*) ..................    98.8%   894,746,369
OTHER ASSETSANDLIABILITIES (NET) ........................     1.2     11,192,089
                                                            -----   ------------
NET ASSETS ..............................................   100.0%  $905,938,458
                                                            =====   ============
------------------------
  * AGGREGATE COST FOR FEDERAL TAX PURPOSES IS $733,785,482.
 ** RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE (UNAUDITED).
  + NON-INCOME PRODUCING SECURITY.
 ++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATION:
ADR--AMERICAN DEPOSITORY RECEIPT

- - - - - - - - - - - - SEE NOTES TO FINANCIAL STATEMENTS - - - - - - - - - - -

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--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2000
                                                        CONTRACT       MARKET
                                                          VALUE         VALUE
  CONTRACTS                                               DATE        (NOTE 1)
  ---------                                             --------      --------
FORWARD EXCHANGE CONTRACTS TO BUY
    1,300,000   European Economic Union Euro .......    4/25/00   $   1,246,907
    3,916,100   Hong Kong Dollar ...................    4/25/00         502,995
1,138,950,000   Japanese Yen .......................    4/25/00      11,143,443
2,238,708,000   Japanese Yen .......................     5/1/00      21,929,205
  230,000,000   Japanese Yen .......................    6/12/00       2,268,744
    4,206,250   Singapore Dollar ...................    6/12/00       2,475,453
   20,000,000   Swedish Krona ......................    7/24/00       2,334,987
    1,446,530   Swiss Franc ........................    4/25/00         872,261
    1,250,000   Swiss Franc ........................    1/16/01         772,774
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $43,053,549) ......................              $  43,546,769
                                                                  =============
FORWARD EXCHANGE CONTRACTS TO SELL
    9,191,176   European Economic Union Euro .......    4/25/00   $  (8,815,806)
      382,080   European Economic Union Euro .......    12/7/00        (372,395)
      401,889   European Economic Union Euro .......    3/26/01        (394,755)
      101,163   European Economic Union Euro .......    3/28/01         (99,381)
      631,832   Great Britain Pound Sterling .......     7/3/00      (1,006,662)
    1,360,965   Great Britain Pound Sterling .......    9/11/00      (2,171,172)
      972,290   Great Britain Pound Sterling .......    1/16/01      (1,552,207)
    1,583,983   Great Britain Pound Sterling .......     3/7/01      (2,529,206)
    2,460,723   Great Britain Pound Sterling .......    3/12/01      (3,929,203)
    4,339,077   Great Britain Pound Sterling .......    3/26/01      (6,928,854)
       94,464   Great Britain Pound Sterling .......    3/28/01        (150,848)
    7,832,200   Hong Kong Dollar ...................    4/25/00      (1,005,990)
    1,966,550   Hong Kong Dollar ...................    9/11/00        (252,631)
      933,948   Hong Kong Dollar ...................    3/28/01        (119,995)
    3,132,725   Japanese Yen .......................     4/3/00         (30,514)
    8,143,680   Japanese Yen .......................     4/4/00         (79,340)
    2,035,920   Japanese Yen .......................     4/5/00         (19,839)
1,138,950,000   Japanese Yen .......................    4/25/00     (11,143,443)
2,238,708,000   Japanese Yen .......................     5/1/00     (21,929,205)
  980,645,000   Japanese Yen .......................    6/12/00      (9,673,183)
  342,660,000   Japanese Yen .......................    6/16/00      (3,382,273)
1,210,387,500   Japanese Yen .......................    6/23/00     (11,961,143)
  784,420,000   Japanese Yen .......................    7/24/00      (7,794,668)
  659,392,000   Japanese Yen .......................    9/11/00      (6,610,408)
  299,052,000   Japanese Yen .......................    1/16/01      (3,069,134)
  202,480,000   Japanese Yen .......................     3/7/01      (2,097,098)
    4,206,250   Singapore Dollar ...................    6/12/00      (2,475,453)
   40,940,000   Swedish Krona ......................    7/24/00      (4,779,718)
   16,342,400   Swedish Krona ......................    8/28/00      (1,912,072)
   82,655,000   Swedish Krona ......................    12/7/00      (9,727,757)
   43,120,000   Swedish Krona ......................     3/7/01      (5,100,801)
   34,756,930   Swedish Krona ......................    3/26/01      (4,115,925)
    2,540,850   Swedish Krona ......................    3/28/01        (300,915)


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--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

March 31, 2000
                                                        CONTRACT       MARKET
                                                          VALUE         VALUE
  CONTRACTS                                               DATE        (NOTE 1)
  ---------                                             --------      --------
FORWARD EXCHANGE CONTRACTS TO SELL
    1,446,530   Swiss Franc ........................    4/25/00   $    (872,261)
   10,552,780   Swiss Franc ........................    1/16/01      (6,523,928)
      798,100   Swiss Franc ........................    3/26/01        (496,516)
      159,130   Swiss Franc ........................    3/28/01         (99,018)
                                                                  --------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $138,246,438) .....................              $(143,523,717)
                                                                  ==============

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--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

March 31, 2000

ASSETS
   Investments, at value (Cost $733,861,883) (Note 1)
      SEE ACCOMPANYING SCHEDULE .................................  $894,746,369
   Cash and foreign currency (Cost $31,064) .....................        31,251
   Receivable for Fund shares sold ..............................    10,586,098
   Receivable for investment securities sold ....................     8,152,795
   Dividends and interest receivable ............................     1,433,567
   Prepaid expenses .............................................         3,499
                                                                   ------------
      TOTAL ASSETS ..............................................   914,953,579
                                                                   ------------
LIABILITIES
   Net unrealized depreciation of forward exchange
      contracts (Note 1) ...........................   $4,784,059
   Payable for Fund shares redeemed ................    2,077,427
   Payable for investment securities purchased .....    1,420,934
   Investment advisory fee payable (Note 2) ........      552,612
   Transfer agent fees payable (Note 2) ............       39,371
   Custodian fees payable (Note 2) .................       13,864
   Accrued expenses and other payables .............      126,854
                                                       ----------
      TOTAL LIABILITIES .........................................     9,015,121
                                                                   ------------
NET ASSETS ......................................................  $905,938,458
                                                                   ============
NET ASSETS CONSIST OF
   Undistributed net investment income. .........................  $  1,886,254
   Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies .................    49,407,889
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets ........   156,110,516
   Par value ....................................................         4,143
   Paid-in capital in excess of par value .......................   698,529,656
                                                                   ------------
      TOTAL NET ASSETS ..........................................  $905,938,458
                                                                   ============
NET ASSET VALUE, offering and redemption price per share
   ($905,938,458 / 41,427,191 shares of common
   stock outstanding). ..........................................        $21.87
                                                                         ======

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--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended March 31, 2000

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $218,116) ......  $24,617,528
   Interest ......................................................    2,366,954
                                                                    -----------
      TOTAL INVESTMENT INCOME ....................................   26,984,482
                                                                    -----------
EXPENSES
   Investment advisory fee (Note 2) ................   $13,501,143
   Administration fee (Note 2) .....................       420,432
   Transfer agent fees (Note 2) ....................       357,680
   Custodian fees (Note 2) .........................       156,414
   Legal and audit fees ............................       104,213
   Directors' fees and expenses (Note 2) ...........        20,433
   Other............................................       185,366
                                                       -----------
      TOTAL EXPENSES .............................................   14,745,681
                                                                    -----------
NET INVESTMENT INCOME ............................................   12,238,801
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain on:
      Securities .................................................   56,594,159
      Forward exchange contracts .................................      657,894
      Foreign currencies and net other assets ....................       76,688
                                                                    -----------
   Net realized gain on investments during the year ..............   57,328,741
                                                                    -----------
   Net change in unrealized appreciation (depreciation) of:
      Securities .................................................  (52,033,516)
      Forward exchange contracts .................................   (5,383,691)
      Foreign currencies and net other assets ....................        4,414
                                                                    -----------
   Net unrealized depreciation of investments during the year ....  (57,412,793)
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..................      (84,052)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS ....................................................  $12,154,749
                                                                    ===========

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--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                YEAR                YEAR
                                                ENDED               ENDED
                                               3/31/00             3/31/99
                                            --------------      --------------
Net investment income ....................  $   12,238,801      $    5,940,977
Net realized gain on securities,
   forward exchange contracts and currency
   transactions during the year ..........      57,328,741          30,724,653
Net unrealized depreciation of securities,
   forward exchange contracts, foreign
   currencies and net other assets
   during the year .......................     (57,412,793)        (54,465,179)
                                            --------------      --------------
Net increase (decrease) in net assets
   resulting from operations .............      12,154,749         (17,799,549)
DISTRIBUTIONS:
   Dividends to shareholders from net
      investment income ..................     (12,343,439)        ( 7,030,923)
   Distributions to shareholders from
      net realized gain on investments ...     (23,834,988)        (12,518,672)
Net increase (decrease) in net assets
   from Fund share transactions (Note 4)      (148,252,355)        104,325,915
                                            --------------      --------------
Net increase (decrease) in net assets ....    (172,276,033)         66,976,771

NET ASSETS
Beginning of year. .......................   1,078,214,491       1,011,237,720
                                            --------------      --------------
End of year (including undistributed
   net investment income of $1,886,254
   and $29,374, respectively) ............  $  905,938,458      $1,078,214,491
                                            ==============      ==============


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--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each year.

                                            YEAR        YEAR         YEAR         YEAR        YEAR
                                            ENDED       ENDED        ENDED        ENDED       ENDED
                                           3/31/00     3/31/99      3/31/98      3/31/97    3/31/96(A)
                                           -------     -------      -------      -------    ---------
Net asset value, beginning of year .....    $22.40       $23.04       $16.22      $14.29      $10.71
                                            ------       ------       ------      ------      ------
Income from investment operations:
Net investment income (b) ..............      0.27         0.12         0.11        0.13        0.15
Net realized and unrealized gain
   (loss) on investments ...............      0.01        (0.37)        7.31        2.39        3.56
                                            ------       ------       ------      ------      ------
      Total from investment
         operations ....................      0.28        (0.25)        7.42        2.52        3.71
                                            ------       ------       ------      ------      ------
DISTRIBUTIONS:
   Dividends from net investment
      income ...........................     (0.28)       (0.14)       (0.17)      (0.17)      (0.11)
   Distributions from net
      realized gains ...................     (0.53)       (0.25)       (0.43)      (0.42)      (0.02)
                                            ------       ------       ------      ------      ------
      Total distributions ..............     (0.81)       (0.39)       (0.60)      (0.59)      (0.13)
                                            ------       ------       ------      ------      ------
Net asset value, end of year ...........    $21.87       $22.40       $23.04      $16.22      $14.29
                                            ------       ------       ------      ------      ------
Total return (c) .......................     1.24%      (1.09)%       46.14%      17.75%      34.70%
                                             =====      =======       ======      ======      ======
Ratios/Supplemental Data:
Net assets, end of year
   (in 000's) ..........................  $905,938   $1,078,214   $1,011,238    $342,467    $201,599
Ratio of operating expenses to
   average net assets (d) ..............     1.37%        1.39%        1.39%       1.39%       1.39%
Ratio of net investment income
   to average net assets ...............     1.13%        0.55%        0.69%       0.92%       1.13%
Portfolio turnover rate ................       19%          16%           6%         16%          9%

------------------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997 and 1996 were $0.12, $0.11, $0.11 and
    $0.12, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997 and 1996 were 1.40%, 1.41%, 1.52%, and 1.61%, respectively.

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                                       62

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as

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                                       63

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

determined by the Investment Advisor under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on

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                                       64

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

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                                       65

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the

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                                       66

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 2000, Tweedy, Browne did not waive any fees.

     The current and retired managing  directors and their families,  as well as
employees  of  Tweedy,   Browne,  the  Investment  Adviser  to  the  Fund,  have
approximately $30.9 million of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect majority-owned subsidiary of PNC Financial Services Group Inc. Under the
Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                  FEES ON ASSETS
                                 -----------------------------------------------
                                                      BETWEEN
                                                   $500 MILLION
                                     UP TO              AND            EXCEEDING
                                 $500 MILLION       $1 BILLION        $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%            0.04%              0.02%
--------------------------------------------------------------------------------

                                     UP TO           EXCEEDING
                                 $100 MILLION      $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                     0.03%              0.01%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund

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                                       67

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the year ended March 31, 2000, Boston Safe did not waive any custody fees. PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended March 31, 2000, aggregated $194,894,593 and $361,732,945, respectively.

     At March 31, 2000, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $215,919,654 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $54,958,767.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

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                                       68

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       ---------------------------------------------------------
                            YEAR ENDED 3/31/00            YEAR ENDED 3/31/99
                       ---------------------------------------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold                   18,431,907   $ 421,634,299    24,992,421    $560,483,799
Reinvested              1,486,136      32,493,518       771,582      17,467,680
Redeemed              (26,626,910)   (602,380,172)  (21,518,449)   (473,625,564)
--------------------------------------------------------------------------------
Net Increase (Decrease)(6,708,867)  $(148,252,355)    4,245,554    $104,325,915
--------------------------------------------------------------------------------

5.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 29, 1999, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. As a temporary measure, the Commitment was increased to $300 million for the period December 1, 1999 through January 31, 2000. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is $100 million which amount may be reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment and, during the period December 1, 1999 through January 31, 2000, a facility fee equal to 0.11% annually of the unutilized increase in the Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the year ended March 31, 2000, the Company did not borrow, on behalf of the Fund, under the Agreement.

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                                       69

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Tweedy, Browne Fund Inc.:

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the schedule of forward exchange contracts, of Tweedy, Browne American Value Fund ( the "Fund") (a series of Tweedy, Browne Fund Inc.) as of March 31, 2000, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Tweedy, Browne American Value Fund, a series of Tweedy, Browne Fund Inc., at March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Boston, Massachusetts
May 8, 2000

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                                       70

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 2000

      For the fiscal year ended March 31, 2000, the amount of long-term capital gain designated by the Fund was $23,834,988, which is taxable as a 20% rate gain for Federal income tax purposes.

      Of the ordinary income (including short-term capital gain) distributions made by the Fund during the fiscal year ended March 31, 2000, 100.00% qualify for the dividend received deduction available to corporate shareholders.

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                                       71

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

                            TWEEDY, BROWNE FUND INC.
                          350 Park Avenue, NY, NY 10022
                                  800-432-4789